                                                                    Exhibit 10.2

                          PLEDGE AND SECURITY AGREEMENT

                            DATED AS OF APRIL 6, 2004


                                      AMONG


                              PRESTIGE BRANDS, INC.
                                  AS A GRANTOR


                                       AND


                               EACH OTHER GRANTOR
                         FROM TIME TO TIME PARTY HERETO


                                       AND


                          CITICORP NORTH AMERICA, INC.
                             AS ADMINISTRATIVE AGENT


                                       AND


                          CITICORP NORTH AMERICA, INC.
                               AS TRANCHE C AGENT


                           WEIL, GOTSHAL & MANGES LLP
                                767 FIFTH AVENUE
                          NEW YORK, NEW YORK 10153-0119

                                TABLE OF CONTENTS

                                                                                                 PAGE
Article I        Defined Terms......................................................................1

         Section 1.1     Definitions................................................................1

         Section 1.2     Certain Other Terms........................................................5

Article II       Grant of Security Interest.........................................................6

         Section 2.1     Collateral.................................................................6

         Section 2.2     Grant of Security Interest in Collateral...................................7

         Section 2.3     Cash Collateral Accounts...................................................8

Article III      Representations and Warranties.....................................................8

         Section 3.1     Title; No Other Liens......................................................8

         Section 3.2     Perfection and Priority....................................................8

         Section 3.3     Jurisdiction of Organization; Chief Executive Office.......................9

         Section 3.4     Inventory and Equipment....................................................9

         Section 3.5     Pledged Collateral.........................................................9

         Section 3.6     Accounts..................................................................10

         Section 3.7     Intellectual Property.....................................................10

         Section 3.8     Deposit Accounts; Securities Accounts.....................................11

         Section 3.9     Commercial Tort Claims....................................................11

Article IV       Covenants.........................................................................11

         Section 4.1     Generally.................................................................11

         Section 4.2     Maintenance of Perfected Security Interest; Further Documentation.........11

         Section 4.3     Changes in Locations, Name, Etc...........................................12

         Section 4.4     Pledged Collateral........................................................12

         Section 4.5     Accounts..................................................................14

         Section 4.6     Delivery of Instruments and Chattel Paper.................................14

         Section 4.7     Intellectual Property.....................................................15

         Section 4.8     Vehicles..................................................................16

         Section 4.9     Payment of Obligations....................................................17

         Section 4.10    Insurance.................................................................17

         Section 4.11    Notice of Commercial Tort Claims..........................................17

Article V        Remedial Provisions...............................................................18

         Section 5.1     Code and Other Remedies...................................................18

         Section 5.2     Accounts and Payments in Respect of General Intangibles...................19

                                TABLE OF CONTENTS
                                   (CONTINUED)

                                                                                                 PAGE
         Section 5.3     Pledged Collateral........................................................20

         Section 5.4     Proceeds Turned Over to Applicable Collateral Agent.......................21

         Section 5.5     Registration Rights.......................................................21

         Section 5.6     Deficiency................................................................22

Article VI       The Collateral Agents.............................................................22

         Section 6.1     Collateral Agent's Appointment as Attorney-in-Fact........................22

         Section 6.2     Duty of Collateral Agents.................................................24

         Section 6.3     Authorization of Financing Statements.....................................24

         Section 6.4     Authority of Collateral Agents............................................24

Article VII      Miscellaneous ....................................................................25

         Section 7.1     Succession of the Tranche C Agent to the Rights of Administrative Agent...25

         Section 7.2     Amendments in Writing.....................................................25

         Section 7.3     Notices...................................................................25

         Section 7.4     No Waiver by Course of Conduct; Cumulative Remedies.......................25

         Section 7.5     Successors and Assigns....................................................26

         Section 7.6     Counterparts..............................................................26

         Section 7.7     Severability..............................................................26

         Section 7.8     Section Headings..........................................................26

         Section 7.9     Entire Agreement..........................................................26

         Section 7.10    Governing Law.............................................................26

         Section 7.11    Additional Grantors.......................................................26

         Section 7.12    Release of Collateral.....................................................27

         Section 7.13    Reinstatement.............................................................27

                              ANNEXES AND SCHEDULES


Annex 1      Form of Deposit Account Control Agreement
Annex 2      Form of Securities Account Control Agreement
Annex 3      Form of Pledge Amendment
Annex 4      Form of Joinder Agreement
Annex 5      Form of Short Form Intellectual Property Security Agreement

Schedule 1   Jurisdiction of Organization; Principal Executive Office
Schedule 2   Pledged Collateral
Schedule 3   Filings
Schedule 4   Location of Inventory and Equipment
Schedule 5   Intellectual Property
Schedule 6   Bank Accounts; Control Accounts
Schedule 7   Commercial Tort Claims

          PLEDGE AND SECURITY AGREEMENT, dated as of April 6, 2004, by PRESTIGE BRANDS, INC., a Delaware corporation (the "BORROWER"), and each of the other entities listed on the signature pages hereof or that becomes a party hereto pursuant to SECTION 7.11 (ADDITIONAL GRANTORS) (each a "GRANTOR" and, collectively, the "GRANTORS"), in favor of CITICORP NORTH AMERICA, INC. ("CNAI"), as administrative agent for the Lenders and the Issuers and collateral agent for the First-Priority Secured Parties (in such capacity, the "ADMINISTRATIVE AGENT"), and as collateral agent for the Tranche C Secured Parties (in such capacity, the "TRANCHE C AGENT," and, together with the Administrative Agent, the "COLLATERAL AGENTS").

                              W I T N E S S E T H:

          WHEREAS, pursuant to the Credit Agreement, of even date herewith (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), among the Borrower, Prestige Brands International, LLC, a Delaware limited liability company (the "PARENT"), the Lenders and Issuers party thereto, the Collateral Agents, Bank of America, N.A., as syndication agent for the Lenders and the Issuers and Merrill Lynch Capital, a division of Merrill Lynch Business Financial Services Inc., as documentation agent for the Lenders and the Issuers, the Lenders and the Issuers have severally agreed to make extensions of credit to the Borrower upon the terms and subject to the conditions set forth therein;

          WHEREAS, the Grantors other than the Borrower are party to the Guaranty pursuant to which they have guaranteed the Obligations (as defined in the Credit Agreement); and

          WHEREAS, it is a condition precedent to the obligation of the Lenders and the Issuers to make their respective extensions of credit to the Borrower under the Credit Agreement that the Grantors shall have executed and delivered this Agreement to the Collateral Agents;

          NOW, THEREFORE, in consideration of the premises and to induce the Lenders, the Issuers, the Collateral Agents, and the other Agents to enter into the Credit Agreement and to induce the Lenders and the Issuers to make their respective extensions of credit to the Borrower thereunder, each Grantor hereby agrees with the Collateral Agents as follows:

     ARTICLE I      DEFINED TERMS

          SECTION 1.1    DEFINITIONS

          (a) Unless otherwise defined herein, terms defined in the Credit Agreement and used herein have the meanings given to them in the Credit Agreement.

          (b) Terms used herein without definition that are defined in the UCC have the meanings given to them in the UCC, including the following terms (which are capitalized herein):

          "ACCOUNT DEBTOR"

          "ACCOUNT"

          "CERTIFICATED SECURITY"

          "CHATTEL PAPER"

                                                   PLEDGE AND SECURITY AGREEMENT
                                                           PRESTIGE BRANDS, INC.

          "COMMERCIAL TORT CLAIM"

          "COMMODITY ACCOUNT"

          "CONTROL ACCOUNT"

          "DEPOSIT ACCOUNT"

          "DOCUMENTS"

          "ENTITLEMENT HOLDER"

          "ENTITLEMENT ORDER"

          "EQUIPMENT"

          "FINANCIAL ASSET"

          "GENERAL INTANGIBLE"

          "GOODS"

          "INSTRUMENTS"

          "INVENTORY"

          "INVESTMENT PROPERTY"

          "LETTER-OF-CREDIT RIGHT"

          "PROCEEDS"

          "SECURITIES ACCOUNT"

          "SECURITIES INTERMEDIARY"

          "SECURITY"

          "SECURITY ENTITLEMENT"

          (c)    The following terms shall have the following meanings:

          "ADDITIONAL PLEDGED COLLATERAL" means any Pledged Collateral acquired by any Grantor after the date hereof and in which a security interest is granted pursuant to SECTION 2.2 (GRANT OF SECURITY INTEREST IN COLLATERAL), including, to the extent a security interest is granted therein pursuant to SECTION 2.2 (GRANT OF SECURITY INTEREST IN COLLATERAL), (i) all Stock and Stock Equivalents of any Person that are acquired by any Grantor after the date hereof, together with all certificates, instruments or other documents representing any of the foregoing and all Security Entitlements of any Grantor in respect of any of the foregoing, (ii) all additional Indebtedness from time to time owed to any Grantor by any obligor on the Pledged Debt Instruments and the

                                                   PLEDGE AND SECURITY AGREEMENT
                                                           PRESTIGE BRANDS, INC.

Instruments evidencing such Indebtedness and (iii) all interest, cash, Instruments and other property or Proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any of the foregoing. "ADDITIONAL PLEDGED COLLATERAL" may be General Intangibles, Instruments or Investment Property.

          "AGREEMENT" means this Pledge and Security Agreement.

          "APPLICABLE COLLATERAL AGENT" means, prior to payment in full of the First-Priority Secured Obligations, the Administrative Agent, and, thereafter, the Tranche C Agent.

          "COLLATERAL" has the meaning specified in SECTION 2.1 (COLLATERAL).

          "COPYRIGHT LICENSES" means any written agreement naming any Grantor as licensor or licensee granting any right under any Copyright, including the grant of any right to copy, publicly perform, create derivative works, manufacture, distribute, exploit or sell materials derived from any Copyright.

          "COPYRIGHTS" means (a) all copyrights arising under the laws of the United States, any other country or any political subdivision thereof (or any treaty or international organization or body or political subdivision thereof), whether registered or unregistered and whether published or unpublished, all registrations and recordings thereof and all applications in connection therewith, including all registrations, recordings and applications in the United States Copyright Office or in any foreign counterparts thereof, and (b) the right to obtain all renewals thereof.

          "DEPOSIT ACCOUNT CONTROL AGREEMENT" means a letter agreement, substantially in the form of ANNEX 1 (FORM OF DEPOSIT ACCOUNT CONTROL AGREEMENT) (with such changes as may be agreed to by the Administrative Agent), executed by the Grantor, each Collateral Agent and the relevant financial institution.

          "EXCLUDED EQUITY" means any Voting Stock in excess of 66% of the total outstanding Voting Stock of any Excluded Foreign Subsidiary. For the purposes of this definition, "VOTING STOCK" means, as to any issuer, the issued and outstanding shares of each class of capital stock or other ownership interests of such issuer entitled to vote (within the meaning of Treasury Regulations
Section 1.956-2(c)(2)).

          "EXCLUDED PROPERTY" means, collectively, (i) Excluded Equity, (ii) any permit, lease, license, contract, instrument or other agreement held by any Grantor that prohibits or requires the consent of any Person other than the Borrower and its Affiliates as a condition to the creation by such Grantor of a Lien thereon, or any permit, lease, license contract or other agreement held by any Grantor to the extent that any Requirement of Law applicable thereto prohibits the creation of a Lien thereon, but only, in each case, to the extent, and for so long as, such prohibition is not terminated or rendered unenforceable or otherwise deemed ineffective by the UCC or any other Requirement of Law,
(iii) Equipment owned by any Grantor that is subject to a purchase money Lien or a Capital Lease if the contract or other agreement in which such Lien is granted (or in the documentation providing for such Capital Lease) prohibits or requires the consent of any Person other than the Borrower and its Affiliates as a condition to the creation of any other Lien on such Equipment and (iv) each U.S. application to register any Trademark prior to the filing under applicable law of a verified statement of use (or equivalent) for such Trademark; PROVIDED, HOWEVER, that "EXCLUDED PROPERTY" shall not include any Proceeds,

                                                   PLEDGE AND SECURITY AGREEMENT
                                                           PRESTIGE BRANDS, INC.

substitutions or replacements of Excluded Property (unless such Proceeds, substitutions or replacements would constitute Excluded Property).

          "INTELLECTUAL PROPERTY" means, collectively, all rights, priorities and privileges of any Grantor relating to intellectual property, whether arising under United States, multinational or foreign laws or otherwise, including Copyrights, Copyright Licenses, Patents, Patent Licenses, Trademarks, Trademark Licenses, trade secrets and Internet domain names, and all rights to sue at law or in equity for any infringement or other impairment thereof, including the right to receive all proceeds and damages therefrom.

          "INTERCOMPANY NOTE" means any promissory note evidencing loans made by any Grantor or any of its Subsidiaries to any of its Subsidiaries or another Grantor.

          "LLC" means each limited liability company in which a Grantor has an interest, including those set forth on SCHEDULE 2 (PLEDGED COLLATERAL).

          "LLC AGREEMENT" means each operating agreement with respect to a LLC, as each agreement has heretofore been, and may hereafter be, amended, restated, supplemented or otherwise modified from time to time.

          "MATERIAL INTELLECTUAL PROPERTY" means Intellectual Property owned by or licensed to a Grantor and material to the conduct of any Grantor's business.

          "PAID IN FULL" and "PAYMENT IN FULL" means, with respect to any Secured Obligation, the occurrence of all of the foregoing, (a) with respect to such Secured Obligations other than (i) contingent indemnification obligations, Hedging Contract Obligations and Cash Management Obligations not then due and payable and (ii) to the extent covered by CLAUSE (b) below, obligations with respect to undrawn Letters of Credit, payment in full thereof in cash (or otherwise to the written satisfaction of the Secured Parties owed such Secured Obligations), (b) with respect to any undrawn Letter of Credit, the obligations under which are included in such Secured Obligations, (i) the cancellation thereof and payment in full of all resulting Secured Obligations pursuant to CLAUSE (a) above or (ii) the receipt of cash collateral (or a backstop letter of credit in respect thereof on terms acceptable to the applicable Issuer of the Letters of Credit and the Administrative Agent) in an amount at least equal to 102% of the Letter of Credit Obligations for such Letter of Credit and (c) if such Secured Obligations consist of all the Secured Obligations in one or more Facilities, termination of all Commitments and all other obligations of the Secured Parties in respect of such Facilities under the Loan Documents.

          "PARTNERSHIP" means each partnership in which a Grantor has an interest, including those set forth on SCHEDULE 2 (PLEDGED COLLATERAL).

          "PARTNERSHIP AGREEMENT" means each partnership agreement governing a Partnership, as each such agreement has heretofore been, and may hereafter be, amended, restated, supplemented or otherwise modified.

          "PATENTS" means (a) all letters patent of the United States, any other country or any political subdivision thereof (or any treaty or international organization or body or political subdivision thereof) and all reissues and extensions thereof, (b) all applications for letters patent of the United States or any other country or any political subdivision thereof (or any treaty or international organization or body or political subdivision thereof) and all divisionals,

                                                   PLEDGE AND SECURITY AGREEMENT
                                                           PRESTIGE BRANDS, INC.

continuations and continuations-in-part thereof and (c) all rights to obtain any reissues or extensions of any of the foregoing.

          "PATENT LICENSE" means all agreements, whether written or oral, providing for the grant by or to any Grantor of any right to manufacture, have manufactured, use, import, sell or offer for sale any invention covered in whole or in part by a Patent.

          "PLEDGED CERTIFICATED STOCK" means all Certificated Securities and any other Stock and Stock Equivalent of a Person evidenced by a certificate, Instrument or other equivalent document, in each case owned by any Grantor, including all Stock listed on SCHEDULE 2 (PLEDGED COLLATERAL).

          "PLEDGED COLLATERAL" means, collectively, the Pledged Stock, Pledged Debt Instruments, any other Investment Property of any Grantor, all chattel paper, certificates or other Instruments representing any of the foregoing and all Security Entitlements of any Grantor in respect of any of the foregoing. Pledged Collateral may, without limitation, be General Intangibles, Instruments or Investment Property.

          "PLEDGED DEBT INSTRUMENTS" means all right, title and interest of any Grantor in Instruments evidencing any Indebtedness owed to such Grantor, including all Indebtedness described on SCHEDULE 2 (PLEDGED COLLATERAL), issued by the obligors named therein.

          "PLEDGED STOCK" means all Pledged Certificated Stock and all Pledged Uncertificated Stock. For purposes of this Agreement, the term "PLEDGED STOCK" shall not include any Excluded Equity.

          "PLEDGED UNCERTIFICATED STOCK" means any Stock or Stock Equivalent of any Person that is not a Pledged Certificated Stock, including all right, title and interest of any Grantor as a limited or general partner in any Partnership or as a member of any LLC and all right, title and interest of any Grantor in, to and under any Partnership Agreement or LLC Agreement to which it is a party.

          "SECURITIES ACCOUNT CONTROL AGREEMENT" means a letter agreement, substantially in the form of ANNEX 2 (FORM OF SECURITIES ACCOUNT CONTROL AGREEMENT) (with such changes as may be agreed to by the Administrative Agent), executed by the relevant Grantor, the Collateral Agents and the relevant Approved Securities Intermediary.

          "SECURITIES ACT" means the Securities Act of 1933, as amended.

          "TRADEMARK LICENSE" means any agreement, whether written or oral, providing for the grant by or to any Grantor of any right to use any Trademark.

          "TRADEMARKS" means (a) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos and other source or business identifiers, and, in each case, all goodwill associated therewith, whether now existing or hereafter adopted or acquired, all registrations and recordings thereof and all applications in connection therewith, in each case whether in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof (or any treaty or international organization or

                                                   PLEDGE AND SECURITY AGREEMENT
                                                           PRESTIGE BRANDS, INC.

body or political subdivision thereof), and all common-law rights related thereto, and (b) the right to obtain all renewals thereof.

          "UCC" means the Uniform Commercial Code as from time to time in effect in the State of New York; PROVIDED, HOWEVER, that, in the event that, by reason of mandatory provisions of law, any of the attachment, perfection or priority of the Collateral Agents' and any Secured Party's security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, the term "UCC" shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection or priority and for purposes of definitions related to such provisions.

          "VEHICLES" means all vehicles covered by a certificate of title law of any state.

          SECTION 1.2    CERTAIN OTHER TERMS

          (a) In this Agreement, in the computation of periods of time from a specified date to a later specified date, the word "FROM" means "from and including" and the words "TO" and "UNTIL" each mean "to but excluding" and the word "THROUGH" means "to and including."

          (b) The terms "HEREIN," "HEREOF," "HERETO" and "HEREUNDER" and similar terms refer to this Agreement as a whole and not to any particular Article, Section, subsection or clause in this Agreement.

          (c) References herein to an Annex, Schedule, Article, Section, subsection or clause refer to the appropriate Annex or Schedule to, or Article, Section, subsection or clause in this Agreement.

          (d) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

          (e) Where the context requires, provisions relating to any Collateral, when used in relation to a Grantor, shall refer to such Grantor's Collateral or any relevant part thereof.

          (f) Any reference in this Agreement to a Loan Document shall include all appendices, exhibits and schedules thereto, and, unless specifically stated otherwise all amendments, restatements, supplements or other modifications thereto, and as the same may be in effect at any time such reference becomes operative.

          (g) The term "INCLUDING" means "including without limitation" except when used in the computation of time periods.

          (h) The terms "LENDER," "ISSUER," "ADMINISTRATIVE AGENT" "TRANCHE C AGENT," "COLLATERAL AGENT," "APPLICABLE COLLATERAL AGENT" and "SECURED PARTY" include their respective successors.

          (i) References in this Agreement to any statute shall be to such statute as amended or modified and in effect from time to time.

                                                   PLEDGE AND SECURITY AGREEMENT
                                                           PRESTIGE BRANDS, INC.

     ARTICLE II     GRANT OF SECURITY INTEREST

          SECTION 2.1    COLLATERAL

          For the purposes of this Agreement, all of the following property now owned or at any time hereafter acquired by a Grantor or in which a Grantor now has or at any time in the future may acquire any right, title or interests is collectively referred to as the "COLLATERAL":

          (a)    all Accounts;

          (b)    all Chattel Paper;

          (c)    all Deposit Accounts;

          (d)    all Documents;

          (e)    all Equipment;

          (f)    all General Intangibles;

          (g)    all Instruments;

          (h)    all Inventory;

          (i)    all Investment Property;

          (j)    all Letter-of-Credit Rights;

          (k)    all Vehicles;

          (l) the Commercial Tort Claims described on Schedule 7 (COMMERCIAL TORT CLAIMS) and on any supplement thereto received by the Administrative Agent pursuant to SECTION 4.11 (NOTICE OF COMMERCIAL TORT CLAIMS);

          (m) all books and records pertaining to the other property described in this SECTION 2.1;

          (n) all property of any Grantor held by any Collateral Agent or any other Secured Party, including all property of every description, in the possession or custody of or in transit to such Collateral Agent or such Secured Party for any purpose, including safekeeping, collection or pledge, for the account of such Grantor or as to which such Grantor may have any right or power;

          (o) all other Goods and personal property of such Grantor, whether tangible or intangible and wherever located; and

          (p)    to the extent not otherwise included, all Proceeds;

                                                   PLEDGE AND SECURITY AGREEMENT
                                                           PRESTIGE BRANDS, INC.

PROVIDED, HOWEVER, that "COLLATERAL" shall not include any Excluded Property; and PROVIDED, FURTHER, that if and when any property shall cease to be Excluded Property, such property shall be deemed at all times from and after the date hereof to constitute Collateral.

          SECTION 2.2    GRANT OF SECURITY INTEREST IN COLLATERAL

          (a) Each Grantor, as collateral security for the full, prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Secured Obligations of such Grantor, hereby mortgages, pledges and hypothecates to the Administrative Agent for the benefit of the First-Priority Secured Parties, and grants to the Administrative Agent for the benefit of the First-Priority Secured Parties a lien on and security interest in, all of its right, title and interest in, to and under the Collateral; PROVIDED, HOWEVER, that, if and when any property that at any time constituted Excluded Property becomes Collateral, the Administrative Agent shall have, and at all times from and after the date hereof be deemed to have had, a lien on and security interest in such property.

          (b) Each Grantor, as collateral security for the full, prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Tranche C Secured Obligations of such Grantor, hereby also mortgages, pledges and hypothecates to the Tranche C Agent for the benefit of the Tranche C Secured Parties, and grants to the Tranche C Agent for the benefit of the Tranche C Secured Parties a lien on and security interest in, all of its right, title and interest in, to and under the Collateral; PROVIDED, HOWEVER, that, if and when any property that at any time constituted Excluded Property becomes Collateral, the Tranche C Agent shall have, and at all times from and after the date hereof be deemed to have had, a lien on and security interest in such property; and PROVIDED, FURTHER, that the foregoing lien and security interest to the Tranche C Agent shall be junior in priority to the security interest granted to the Administrative Agent for the benefit of the First-Priority Secured Parties pursuant to CLAUSE (a) above on the terms set forth in the Intercreditor Agreement.

          SECTION 2.3    CASH COLLATERAL ACCOUNTS

          The Administrative Agent has established a Deposit Account at Citibank, N.A., designated as "Citicorp North America, Inc. - Prestige Brands, Inc. Cash Collateral Account". Such Deposit Account shall be a Cash Collateral Account. Upon payment in full of the First-Priority Secured Obligations, the Tranche C Agent may establish a similar Cash Collateral Account with the Tranche C Agent or an appropriate Affiliate thereof.

     ARTICLE III    REPRESENTATIONS AND WARRANTIES

          To induce the Lenders, the Issuers, the Collateral Agents and the other Agents to enter into the Credit Agreement, each Grantor hereby represents and warrants each of the following to the Administrative Agent, the Lenders, the Issuers and the other Secured Parties:

          SECTION 3.1    TITLE; NO OTHER LIENS

          Except for Liens granted to the Collateral Agents pursuant to this Agreement and the other Liens permitted to exist on the Collateral under the Credit Agreement, such Grantor (a) is the record and beneficial owner of the Pledged Collateral pledged by it hereunder constituting Instruments or Certificated Securities, (b) is the Entitlement Holder of all such Pledged Collateral constituting Investment Property held in a Securities Account and (c) has

                                                   PLEDGE AND SECURITY AGREEMENT
                                                           PRESTIGE BRANDS, INC.

rights in or the power to transfer each other item of Collateral in which a Lien is granted by it hereunder, free and clear of any other Lien.

          SECTION 3.2    PERFECTION AND PRIORITY

          The security interests granted pursuant to this Agreement shall constitute valid and continuing perfected security interests in favor of the Collateral Agents in the Collateral for which perfection is governed by the UCC or filing with the United States Copyright Office upon (i) in the case of all Collateral in which a security interest may be perfected by filing a financing statement under the UCC, the timely and proper completion of the filings and other actions specified on SCHEDULE 3 (FILINGS) (which, in the case of all filings and other documents referred to on such schedule, have been delivered to the Administrative Agent in completed and duly executed form), (ii) the delivery to the Applicable Collateral Agent of all Collateral consisting of Instruments and Certificated Securities, in each case properly endorsed for transfer to the Administrative Agent or in blank, (iii) the execution of Securities Account Control Agreements with respect to Investment Property not in certificated form,
(iv) the execution of Deposit Account Control Agreements with respect to all Deposit Accounts of a Grantor and (v) in the case of Collateral in which a security interest may be perfected by filing with the United States Copyright Office, filing of a short-form security agreement in the form attached hereto as ANNEX 5 (FORM OF SHORT FORM INTELLECTUAL PROPERTY SECURITY AGREEMENT) with the United States Copyright Office. Security interests in collateral that is subject to foreign jurisdiction Requirements of Law may require additional actions in accordance with the Requirements of Law of such jurisdictions. The security interest created hereunder in favor of the Administrative Agent for the benefit of the First-Priority Secured Parties be prior to all other Liens on the Collateral except for Customary Permitted Liens having priority over the Administrative Agent's Lien by operation of law or otherwise as permitted under the Credit Agreement. The security interest created hereunder in favor of the Tranche C Agent for the benefit of the Tranche C Secured Parties will be prior to all other Liens on the Collateral except for (x) the Liens in favor of the Administrative Agent for the benefit of the First-Priority Secured Parties and
(y) the Customary Permitted Liens, in each case to the extent that a security interest therein can be perfected by filing or possession.

          SECTION 3.3    JURISDICTION OF ORGANIZATION; CHIEF EXECUTIVE OFFICE

          Such Grantor's jurisdiction of organization, legal name, organizational identification number, if any, and the location of such Grantor's chief executive office or sole place of business, in each case as of the date hereof, is specified on SCHEDULE 1 (JURISDICTION OF ORGANIZATION; PRINCIPAL EXECUTIVE OFFICE) and such SCHEDULE 1 (JURISDICTION OF ORGANIZATION; PRINCIPAL EXECUTIVE OFFICE) also lists all jurisdictions of incorporation, legal names and locations of such Grantor's chief executive office or sole place of business for the five years preceding the date hereof.

          SECTION 3.4    INVENTORY AND EQUIPMENT

          On the date hereof, such Grantor's Inventory and Equipment (other than mobile goods and Inventory or Equipment in transit) are kept at the locations listed on SCHEDULE 4 (LOCATION OF INVENTORY AND EQUIPMENT) and such SCHEDULE 4 (LOCATION OF INVENTORY AND EQUIPMENT) also list the locations of such Inventory and Equipment for the five years preceding the date hereof.

                                                   PLEDGE AND SECURITY AGREEMENT
                                                           PRESTIGE BRANDS, INC.

          SECTION 3.5    PLEDGED COLLATERAL

          (a) The Pledged Stock pledged hereunder by such Grantor is listed on SCHEDULE 2 (PLEDGED COLLATERAL) and constitutes that percentage of the issued and outstanding equity of all classes of each issuer thereof as set forth on
SCHEDULE 2 (PLEDGED COLLATERAL).

          (b) All of the Pledged Stock (other than Pledged Stock in limited liability companies and partnerships) has been duly authorized, validly issued and is fully paid and nonassessable.

          (c) Each of the Pledged Stock constitutes the legal, valid and binding obligation of the obligor with respect thereto, enforceable in accordance with its terms, subject to the effects of applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, and general equitable principles (whether considered in a proceeding in equity or at law).

          (d) All Pledged Collateral and, if applicable, any Additional Pledged Collateral, consisting of Certificated Securities or Instruments has been delivered to the Applicable Collateral Agent in accordance with SECTION 4.4(a) (PLEDGED COLLATERAL) hereof and SECTION 7.11 (ADDITIONAL COLLATERAL AND GUARANTIES) of the Credit Agreement.

          (e) All Pledged Collateral held by a Securities Intermediary in a Securities Account is in a Control Account.

          (f) Other than Pledged Stock constituting General Intangibles, there is no Pledged Collateral other than that represented by Certificated Securities or Instruments in the possession of either Collateral Agent, or that consists of Financial Assets held in a Control Account.

          (g) The Constituent Documents of any Person governing any Pledged Stock of any limited liability company partnership or similar entity do not, upon the occurrence and during the continuance of an Event of Default, prevent the Applicable Collateral Agent from exercising all of the rights of the Grantor granting the security interest therein, or prevent a transferee or assignee of Stock of such Person from becoming a member partner or, as the case may be, or other holder of such Pledged Stock to the same extent as the Grantor in such Person entitled to participate in the management of such Person or prohibit that upon the transfer of the entire interest of such Grantor, such Grantor ceases to be a member, partner or, as the case may be, other holder of such Pledged Stock.

          SECTION 3.6    ACCOUNTS

          No amount payable to such Grantor under or in connection with any Account is evidenced by any Instrument or Chattel Paper that has not been delivered to the Applicable Collateral Agent properly endorsed for transfer, to the extent delivery is required by SECTION 4.4 (PLEDGED COLLATERAL).

          SECTION 3.7    INTELLECTUAL PROPERTY

          (a) SCHEDULE 5 (INTELLECTUAL PROPERTY) lists all registrations for and applications to register Material Intellectual Property and material unregistered trademarks owned

                                                   PLEDGE AND SECURITY AGREEMENT
                                                           PRESTIGE BRANDS, INC.

by such Grantor on the date hereof. SCHEDULE 5 (INTELLECTUAL PROPERTY) also lists all license agreements pursuant to which Material Intellectual Property is licensed to such Grantor.

          (b) Except as set forth on SCHEDULE 5 (INTELLECTUAL PROPERTY), all Material Intellectual Property owned by such Grantor is valid, subsisting, unexpired and enforceable, has not been adjudged invalid and has not been abandoned and the use thereof in the business of such Grantor does not infringe, misappropriate, dilute or violate the intellectual property rights of any other Person.

          (c) Except as set forth in SCHEDULE 5 (INTELLECTUAL PROPERTY), none of the Material Intellectual Property owned by such Grantor is the subject of any licensing or franchise agreement pursuant to which such Grantor is the licensor or franchisor.

          (d) No holding, decision or judgment has been rendered by any Governmental Authority that would limit, cancel or question the validity of, or such Grantor's rights in, any Material Intellectual Property.

          (e) No action or proceeding seeking to limit, cancel or question the validity of any Material Intellectual Property owned by such Grantor or such Grantor's ownership interest therein is pending or, to the knowledge of such Grantor, threatened. There are no claims, judgments or settlements to be paid by such Grantor relating to the Material Intellectual Property.

          SECTION 3.8    DEPOSIT ACCOUNTS; SECURITIES ACCOUNTS

          The only Deposit Accounts or Securities Accounts maintained by any Grantor on the date hereof are those listed on SCHEDULE 6 (BANK ACCOUNTS; CONTROL ACCOUNTS), which sets forth such information separately for each Grantor.

          SECTION 3.9    COMMERCIAL TORT CLAIMS

          The only Commercial Tort Claims of any Grantor existing on the date hereof (regardless of whether the amount, defendant or other material facts can be determined and regardless of whether such Commercial Tort Claim has been asserted, threatened or has otherwise been made known to the obligee thereof or whether litigation has been commenced for such claims) are those listed on
SCHEDULE 7 (COMMERCIAL TORT CLAIMS), which sets forth such information separately for each Grantor.

     ARTICLE IV     COVENANTS

          Each Grantor agrees with each Collateral Agent to the following until all Secured Obligations are paid in full, unless the Requisite Lenders otherwise consent in writing:

          SECTION 4.1    GENERALLY

          Such Grantor shall (a) not create or suffer to exist any Lien upon or with respect to any Collateral, except Liens permitted under SECTION 8.2 (LIENS, ETC.) of the Credit Agreement, (b) not use or permit any Collateral to be used unlawfully or in violation of any provision of this Agreement, any other Loan Document, any Related Document, any Requirement of Law or any policy of insurance covering the Collateral, (c) not enter into any agreement or undertaking restricting the right or ability of such Grantor or any Collateral Agent to sell, assign or transfer

                                                   PLEDGE AND SECURITY AGREEMENT
                                                           PRESTIGE BRANDS, INC.

any Collateral if such restriction would have a Material Adverse Effect and (d) promptly notify each Collateral Agent of its entry into any agreement or assumption of undertaking that restricts the ability to sell, assign or transfer any Collateral regardless of whether or not it has a Material Adverse Effect.

          SECTION 4.2 MAINTENANCE OF PERFECTED SECURITY INTEREST; FURTHER DOCUMENTATION

          (a) Such Grantor shall maintain the security interests created by this Agreement as security interests having at least the priority described in
SECTION 3.2 (PERFECTION AND PRIORITY) and SECTION 2.2 (GRANT OF SECURITY INTEREST IN COLLATERAL) and shall defend such security interests and such priority against the claims and demands of all Persons to the extent adverse to such Grantor's ownership rights or otherwise inconsistent with this Agreement or the other Loan Documents; PROVIDED, HOWEVER, that security interests that relate solely to Collateral the aggregate value of which has a Dollar Equivalent not exceeding $1,000,000 are deemed invalid or unenforceable, such invalidity or unenforceability may remain to the extent not constituting an Event of Default under SECTION 9.1(j)(EVENTS OF DEFAULT) of the Credit Agreement for the period specified therein.

          (b) Such Grantor shall furnish to the Applicable Collateral Agent from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Applicable Collateral Agent may reasonably request, all in reasonable detail and in form and substance satisfactory to the Applicable Collateral Agent.

          (c) Subject to the limitations on visits set forth in SECTION 7.6 (ACCESS) of the Credit Agreement, at any time and from time to time, upon the reasonable written request of the Applicable Collateral Agent, and at the sole expense of such Grantor, such Grantor shall promptly and duly execute and deliver, and have recorded or authorize the recording of, such further instruments and documents and take such further action as the Applicable Collateral Agent may reasonably request for the purpose of obtaining or preserving the benefits of this Agreement and of the rights and powers herein granted, including the filing of any financing or continuation statement under the UCC (or any other Requirement of Law relating to registration of Liens over Intellectual Property or other personal property) in effect in any jurisdiction with respect to the security interests created hereby and the execution and delivery of Deposit Account Control Agreements and Securities Account Control Agreements.

          SECTION 4.3    CHANGES IN LOCATIONS, NAME, ETC.

          (a) Except upon 15 days' prior written notice to the Applicable Collateral Agent and delivery to the Applicable Collateral Agent of (i) all additional financing statements and other documents reasonably requested by the Applicable Collateral Agent to maintain the validity, perfection and priority of the security interests provided for herein and (ii) if applicable, a written supplement to SCHEDULE 4 (LOCATION OF INVENTORY AND EQUIPMENT) showing (A) any additional locations at which Inventory or Equipment shall be kept or (B) any changes in any location where Inventory or Equipment shall be kept that would require either Collateral Agent to take any action to maintain perfected Requisite Priority Liens in such Collateral, such Grantor shall not do any of the following:

                                                   PLEDGE AND SECURITY AGREEMENT
                                                           PRESTIGE BRANDS, INC.

          (i) permit any Inventory or Equipment (other than computers and communications equipment used by, and in the possession of employees) to be kept at a location other than those listed on SCHEDULE 4 (LOCATION OF INVENTORY AND EQUIPMENT), except for Inventory or Equipment in transit or absent for repair in the ordinary course of business; PROVIDED, HOWEVER, that Inventory and Equipment having an aggregate Fair Market Value not to exceed $500,000.00 may be kept at other locations;

          (ii) change its jurisdiction of organization or its location, in each case from that referred to in Section 3.3 (Jurisdiction of Organization; Chief Executive Office); or

          (iii) change its legal name or any trade name used to identify it in the conduct of its business or ownership of its properties or organizational identification number, if any, or corporation, limited liability company or other organizational structure to such an extent that any financing statement filed or other filing or registration made in connection with this Agreement would become misleading or otherwise ineffective.

          (b) Such Grantor shall keep and maintain at its own cost and expense satisfactory and complete records of the Collateral, including a record of all payments received and all credits granted with respect to the Collateral and all other dealings with the Collateral. If requested by the Applicable Collateral Agent, the security interests of the Collateral Agents shall be noted on the certificate of title of each Vehicle.

          SECTION 4.4    PLEDGED COLLATERAL

          (a) Such Grantor shall (i) deliver to the Applicable Collateral Agent all certificates and Instruments representing or evidencing any Pledged Collateral (including Additional Pledged Collateral), whether now existing or hereafter acquired, in suitable form for transfer by delivery or, as applicable, accompanied by such Grantor's endorsement, where necessary, or duly executed instruments of transfer or assignment in blank, all in form and substance reasonably satisfactory to the Applicable Collateral Agent, together, in respect of any Additional Pledged Collateral, with a Pledge Amendment, duly executed by the Grantor, in substantially the form of ANNEX 3 (FORM OF PLEDGE AMENDMENT), an acknowledgment and agreement to a Joinder Agreement duly executed by the Grantor, in substantially the form in the form of ANNEX 4 (FORM OF JOINDER AGREEMENT), or such other documentation acceptable to the Applicable Collateral Agent and (ii) maintain all other Pledged Collateral constituting Investment Property in a Control Account. Such Grantor authorizes the Applicable Collateral Agent to attach each Pledge Amendment to this Agreement. The Applicable Collateral Agent shall have the right, at any time upon the occurrence and during the continuance of any Event of Default, in its discretion and without notice to the Grantor, to transfer to or to register in its name or in the name of its nominees any Pledged Collateral. The Applicable Collateral Agent shall have the right at any time upon the occurrence and during the continuance of any Event of Default, to exchange any certificate or instrument representing or evidencing any Pledged Collateral for certificates or instruments of smaller or larger denominations.

          (b) Except as provided in ARTICLE V (REMEDIAL PROVISIONS), such Grantor shall be entitled to receive all cash dividends paid in respect of the Pledged Collateral with respect to the Pledged Collateral. Any sums paid upon or in respect of any Pledged Collateral upon the liquidation or dissolution of any issuer of any Pledged Collateral, any distribution of capital made on or in respect of any Pledged Collateral or any property distributed upon or with respect to any Pledged Collateral pursuant to the recapitalization or reclassification of the capital

                                                   PLEDGE AND SECURITY AGREEMENT
                                                           PRESTIGE BRANDS, INC.

of any issuer of Pledged Collateral or pursuant to the reorganization thereof shall, unless otherwise subject to perfected Requisite Priority Liens in favor of the Collateral Agents, be delivered to the Applicable Collateral Agent to be held by it hereunder as additional collateral security for the Secured Obligations. If any such sum of money or property so paid or distributed in respect of any Pledged Collateral shall be received by such Grantor and not otherwise be subject to perfected Requisite Priority Liens in favor of the Collateral Agents, such Grantor shall, until such money or property is paid or delivered to the Applicable Collateral Agent, hold such money or property in trust for the Applicable Collateral Agent, segregated from other funds of such Grantor, as additional security for the Secured Obligations.

          (c) Except as provided in ARTICLE V (REMEDIAL PROVISIONS), such Grantor shall be entitled to exercise all voting, consent and corporate, partnership, limited liability company and similar rights with respect to the Pledged Collateral; PROVIDED, HOWEVER, that no vote shall be cast, consent given or right exercised or other action taken by such Grantor that would materially impair the Collateral, be inconsistent with or result in any violation of any provision of the Credit Agreement, this Agreement or any other Loan Document or, without prior notice to the Collateral Agents, enable or permit any issuer of Pledged Collateral to issue any Stock or other equity Securities of any nature or to issue any other securities convertible into or granting the right to purchase or exchange for any Stock or other equity Securities of any nature of any issuer of Pledged Collateral.

          (d) Such Grantor shall not grant "control" (within the meaning of such term under Article 9-106 of the UCC) over any Investment Property of such Grantor to any Person other than the Collateral Agents.

          (e) In the case of each Grantor that is an issuer of Pledged Collateral, such Grantor agrees to be bound by the terms of this Agreement relating to the Pledged Collateral issued by it and shall comply with such terms insofar as such terms are applicable to it. In the case of any Grantor that is a holder of any Stock or Stock Equivalent in any Person that is an issuer of Pledged Collateral, such Grantor consents to (i) the exercise of the rights granted to the Collateral Agents hereunder (including those described in SECTION
5.3 (PLEDGED COLLATERAL)), and (ii) the pledge by each other Grantor, pursuant to the terms hereof, of the Pledged Stock in such Person and to the transfer of such Pledged Stock after the occurrence and during the continuance Event of Default to the Applicable Collateral Agent or its nominee and to the substitution of the Applicable Collateral Agent or its nominee as a holder of such Pledged Stock with all the rights, powers and duties of other holders of Pledged Stock of the same class and, if the Grantor having pledged such Pledged Stock hereunder had any right, power or duty at the time of such pledge or at the time of such substitution beyond that of such other holders, with all such additional rights, powers and duties. Such Grantor agrees to execute and deliver to the Applicable Collateral Agent such certificates, agreements and other documents as may be reasonably necessary to evidence, formalize or otherwise give effect to the consents given in this CLAUSE (e).

          (f) Such Grantor shall not, without the consent of the Applicable Collateral Agent (and to the extent required pursuant to SECTION 8.11 (MODIFICATIONS OF CONSTITUENT DOCUMENTS) of the Credit Agreement, any Lender or Agent), agree to any amendment of any Constituent Document that in any way materially adversely affects the perfection of the security interests of either Collateral Agent in any Pledged Collateral pledged by any Grantor hereunder, including any amendment electing to treat any membership interest or partnership interest that is part of the Pledged Collateral as a "security" under Section 8-103 of the UCC, or any election to

                                                   PLEDGE AND SECURITY AGREEMENT
                                                           PRESTIGE BRANDS, INC.

turn any previously uncertificated Stock that is part of the Pledged Collateral into certificated Stock.

          SECTION 4.5    ACCOUNTS

          (a) Such Grantor shall not, other than as permitted by the Credit Agreement consistent with its reasonable business judgment, (i) grant any extension of the time of payment of any Account, (ii) compromise or settle any Account for less than the full amount thereof, (iii) release, wholly or partially, any Person liable for the payment of any Account, (iv) allow any credit or discount on any Account or (v) amend, supplement or modify any Account in any manner that could materially adversely affect the value thereof.

          (b) Subject to the limitations in SECTION 7.6 (ACCESS) of the Credit Agreement, the Applicable Collateral Agent shall have the right to make test verifications of the Accounts in any manner and through any medium that it reasonably considers advisable, and such Grantor shall furnish all such assistance and information as the Applicable Collateral Agent may reasonably require in connection therewith. At any time and from time to time, upon the Applicable Collateral Agent's request and at the expense of the relevant Grantor, such Grantor shall cause independent public accountants or others satisfactory to the Applicable Collateral Agent to furnish to the Applicable Collateral Agent reports showing reconciliations, aging and test verifications of, and trial balances for, the Accounts; PROVIDED, HOWEVER, that unless a Default or Event of Default shall be continuing, the Applicable Collateral Agent shall request no more than one such reports during any calendar year.

          SECTION 4.6    DELIVERY OF INSTRUMENTS AND CHATTEL PAPER

          If any amount in excess of $500,000 payable under or in connection with any Collateral owned by such Grantor shall be or become evidenced by an Instrument or Chattel Paper, such Grantor shall immediately deliver such Instrument or Chattel Paper to the Applicable Collateral Agent, duly indorsed in a manner reasonably satisfactory to the Applicable Collateral Agent, or, if consented to by the Applicable Collateral Agent, shall mark, or, to the extent permitted by such Instruments and Chattel Paper and applicable Requirements of Law, attach a valid allonge to, all such Instruments and Chattel Paper with the following legend: "This writing and the obligations evidenced or secured hereby are subject to the security interest of Citicorp North America, Inc., as Administrative Agent and the security interest of Citicorp North America Inc., as Tranche C Agent" (which legend shall be modified to reflect successor Administrative Agents and successor Tranche C Agents).

          SECTION 4.7    INTELLECTUAL PROPERTY

          (a) Such Grantor (either itself or through licensees) shall, in accordance with its reasonable business judgment, (i) continue to use each Trademark that is Material Intellectual Property in order to maintain such Trademark in full force and effect with respect to each class of goods for which such Trademark is currently used, free from any claim of abandonment for non-use, (ii) maintain as in the past the quality of products and services offered under such Trademark, (iii) use such Trademark with the appropriate notice of registration and all other notices and legends required by applicable Requirements of Law, (iv) not adopt or use any mark that is confusingly similar or a colorable imitation of such Trademark unless the Collateral Agents shall obtain perfected Requisite Priority Liens in such mark pursuant to this Agreement and (v) not (and not permit any licensee or sublicensee thereof to) do any act or knowingly omit

                                                   PLEDGE AND SECURITY AGREEMENT
                                                           PRESTIGE BRANDS, INC.

to do any act whereby such Trademark (or any goodwill associated therewith) may become destroyed, invalidated, impaired or harmed in any way.

          (b) Such Grantor (either itself or through licensees) shall, in accordance with its reasonable business judgment, not do any act, or omit to do any act, whereby any Patent that is Material Intellectual Property may become forfeited, abandoned or dedicated to the public (except for Patents expiring at the end of their statutory terms).

          (c) Such Grantor (either itself or through licensees) shall, in accordance with its reasonable business judgment, (i) not (and shall not permit any licensee or sublicensee thereof to) do any act or omit to do any act whereby any portion of the Copyrights that is Material Intellectual Property may become invalidated or otherwise impaired and (ii) not (either itself or through licensees) do any act whereby any portion of the Copyrights that is Material Intellectual Property may fall into the public domain (except for Copyrights expiring at the end of their statutory terms).

          (d) Such Grantor (either itself or through licensees) shall not do any act, or omit to do any act, whereby any trade secret that is Material Intellectual Property may become publicly available or otherwise unprotectable.

          (e) Such Grantor (either itself or through licensees) shall not do any act that knowingly uses any Material Intellectual Property to infringe, misappropriate, or violate the intellectual property rights of any other Person.

          (f) Such Grantor shall notify the Applicable Collateral Agent promptly if it knows, or has reason to know, that any application or registration relating to any Material Intellectual Property may become forfeited, abandoned or dedicated to the public, or of any adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office, or any other Governmental Authority or any international agency or similar authority), regarding such Grantor's ownership of, right to use, interest in, or the validity of, any Material Intellectual Property or such Grantor's right to register the same or to own and maintain the same.

          (g) Whenever such Grantor, either by itself or through any agent, licensee or designee, shall file an application for the registration of any Intellectual Property with the United States Patent and Trademark Office, the United States Copyright Office, any similar Governmental Authority within or outside the United States or any international agency or similar authority or register any Internet domain name, such Grantor shall report such filing to the Applicable Collateral Agent within 10 Business Days after the last day of the fiscal quarter in which such filing occurs. Upon request of the Applicable Collateral Agent, such Grantor shall execute and deliver, and have recorded, all agreements, instruments, documents and papers as the Applicable Collateral Agent may reasonably request to evidence either Collateral Agent's security interest in any Copyright, Patent, Trademark (other than Excluded Property) or Internet domain name and the goodwill and general intangibles of such Grantor relating thereto or represented thereby.

         (h) Such Grantor shall take all reasonable actions necessary or appropriate (in accordance with its reasonable business judgment) or requested by the Applicable Collateral Agent, including in any proceeding before the United States Patent and Trademark Office, the

                                                   PLEDGE AND SECURITY AGREEMENT
                                                           PRESTIGE BRANDS, INC.

United States Copyright Office, any similar Governmental Authority within or outside of the United States, any international agency and similar authority and any Internet domain name registrar, to maintain and pursue each application (and to obtain the relevant registration) and to maintain each registration of any Copyright, Trademark, Patent or Internet domain name that is Material Intellectual Property, including filing of applications for renewal, affidavits of use, affidavits of incontestability and opposition and interference and cancellation proceedings.

          (i) In the event that any Material Intellectual Property is or has been infringed upon or misappropriated or diluted by a third party, such Grantor shall notify the Applicable Collateral Agent promptly after such Grantor learns thereof. Such Grantor shall take appropriate action in accordance with its reasonable business judgment in response to such infringement, misappropriation of dilution, including promptly bringing suit for infringement, misappropriation or dilution and to recover all damages for such infringement, misappropriation of dilution, and shall take such other actions may be appropriate in its reasonable judgment under the circumstances to protect such Material Intellectual Property.

          (j) Unless otherwise agreed to by the Applicable Collateral Agent, such Grantor shall execute and deliver to the Applicable Collateral Agent for filing (i) in the United States Copyright Office, a short-form copyright security agreement in the form attached hereto as ANNEX 5 (FORM OF SHORT FORM INTELLECTUAL PROPERTY SECURITY AGREEMENT), (ii) in the United States Patent and Trademark Office and with the Secretary of State of all appropriate States of the United States, a short-form patent security agreement in the form attached hereto as ANNEX 5 (FORM OF SHORT FORM INTELLECTUAL PROPERTY SECURITY AGREEMENT),
(iii) in the United States Patent and Trademark Office, a short-form trademark security agreement in form attached hereto as ANNEX 5 (FORM OF SHORT FORM INTELLECTUAL PROPERTY SECURITY AGREEMENT), and (iv) a duly executed form of assignment of such Internet domain name to the Applicable Collateral Agent (together with appropriate supporting documentation as may be requested by the Applicable Collateral Agent) in form and substance reasonably acceptable to the Applicable Collateral Agent. In the case of CLAUSE (iv) above, such Grantor shall execute such form of assignment in blank and hereby authorizes the Applicable Collateral Agent, upon the occurrence or continuance of an Event of Default, to file such assignment in such Grantor's name and to otherwise perform in the name of such Grantor all other necessary actions to complete such assignment, and each Grantor agrees to perform all appropriate actions deemed necessary by the Applicable Collateral Agent for the Applicable Collateral Agent to ensure such Internet domain name is registered in the name of either Collateral Agent.

          SECTION 4.8    VEHICLES

          Upon the request of the Applicable Collateral Agent, within 30 days after the date of such request and, with respect to Vehicles acquired by such Grantor with an aggregate Fair Market Value in excess of $500,000 subsequent to the date of any such request, within 30 days after the date of acquisition thereof, such Grantor shall file all applications for certificates of title or ownership indicating the Collateral Agents' Requisite Priority Liens in the Vehicle covered by such certificate and any other necessary documentation, in each office in each jurisdiction that the Applicable Collateral Agent shall deem advisable to perfect the Collateral Agent's Requisite Priority Liens in the Vehicles.

                                                   PLEDGE AND SECURITY AGREEMENT
                                                           PRESTIGE BRANDS, INC.

          SECTION 4.9    PAYMENT OF OBLIGATIONS

          Such Grantor shall pay and discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all federal taxes and all material other taxes, assessments and governmental charges or levies imposed upon the Collateral or in respect of income or profits therefrom, as well as all claims of any kind (including claims for labor, materials and supplies) against or with respect to the Collateral, except that no such charge need be paid if the amount or validity thereof is currently being contested in good faith by appropriate proceedings, reserves in conformity with GAAP with respect thereto have been provided on the books of such Grantor and such proceedings could not reasonably be expected to result in the sale, forfeiture or loss of any material portion of the Collateral or any interest therein.

          SECTION 4.10   INSURANCE

          Such Grantor shall maintain, and cause to be maintained for each of its Subsidiaries, insurance with responsible and reputable insurance companies or associations in such amounts and covering such risks as in the reasonable business judgment of a Responsible Officer of the Parent is sufficient, appropriate and prudent for a business of the size and character of that of such Person, and such other insurance as may be reasonably requested by the Requisite Lenders, and, in any event, all insurance required by any Collateral Documents.

          SECTION 4.11   NOTICE OF COMMERCIAL TORT CLAIMS

          Such Grantor agrees that, if it shall acquire any interest in any Commercial Tort Claim (whether from another Person or because such Commercial Tort Claim shall have come into existence), (i) such Grantor shall, promptly after a Responsible Officer gains knowledge of such acquisition, deliver to the Applicable Collateral Agent, in each case in form and substance reasonably satisfactory to the Applicable Collateral Agent, a notice of the existence and nature of such Commercial Tort Claim and deliver a supplement to SCHEDULE 7 (COMMERCIAL TORT CLAIMS) containing a specific description of such Commercial Tort Claim, (ii) the provision of SECTION 2.1 (COLLATERAL) shall apply to such Commercial Tort Claim and (iii) such Grantor shall execute and deliver to the Applicable Collateral Agent, in each case in form and substance reasonably satisfactory to the Applicable Collateral Agent, any certificate, agreement and other document, and take all other reasonable action, reasonably deemed by the Applicable Collateral Agent to be reasonably necessary or reasonably appropriate for the Collateral Agents to obtain perfected Requisite Priority Liens in all such Commercial Tort Claims. Any supplement to SCHEDULE 7 (COMMERCIAL TORT CLAIMS) delivered pursuant to this SECTION 4.11 (NOTICE OF COMMERCIAL TORT CLAIMS) shall, after the receipt thereof by the Applicable Collateral Agent, become part of SCHEDULE 7 (COMMERCIAL TORT CLAIMS) for all purposes hereunder other than in respect of representations and warranties made prior to the date of such receipt.

     ARTICLE V      REMEDIAL PROVISIONS

          SECTION 5.1    CODE AND OTHER REMEDIES

          During the continuance of an Event of Default, each Collateral Agent may exercise, in addition to all other rights and remedies granted to it in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Secured Obligations, all rights and remedies of a secured party under the UCC or any other applicable law. Without limiting the generality of the foregoing, each Collateral Agent, without demand of performance or

                                                   PLEDGE AND SECURITY AGREEMENT
                                                           PRESTIGE BRANDS, INC.

other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon any Grantor or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived to the fullest extent permitted by law), may in such circumstances forthwith collect, receive, appropriate and realize upon any Collateral, and may forthwith sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver any Collateral (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker's board or office of either Collateral Agent or any Lender or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. Each Collateral Agent shall have the right upon any such public sale or sales, and, to the extent permitted by the UCC and other applicable law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption of any Grantor, which right or equity is hereby waived and released. Each Grantor further agrees, at either Collateral Agent's request, to assemble the Collateral and make it available to such Collateral Agent at places that such Collateral Agent shall reasonably select, whether at such Grantor's premises or elsewhere. Each Collateral Agent shall apply the net proceeds of any action taken by it pursuant to this SECTION 5.1, after deducting all reasonable costs and expenses of every kind incurred in connection therewith or incidental to the care or safekeeping of any Collateral or in any way relating to the Collateral or the rights of such Collateral Agent and any other applicable Secured Party hereunder, including reasonable attorneys' fees and disbursements, to the payment in whole or in part of the Secured Obligations, in such order as the Credit Agreement shall prescribe, and only after such application and after the payment by such Collateral Agent of any other amount required by any provision of law, need such Collateral Agent account for the surplus, if any, to any Grantor. To the extent permitted by applicable law, each Grantor waives all claims, damages and demands it may acquire against either Collateral Agent or any other Secured Party arising out of the exercise by them of any rights hereunder. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition.

          SECTION 5.2    ACCOUNTS AND PAYMENTS IN RESPECT OF GENERAL INTANGIBLES

          (a) In addition to, and not in substitution for, any similar requirement in the Credit Agreement, if required by any Collateral Agent at any time during the continuance of an Event of Default, any payment of Accounts or payment in respect of General Intangibles, when collected by any Grantor, shall be forthwith (and, in any event, within five Business Days) deposited by such Grantor in the exact form received, duly indorsed by such Grantor to the Applicable Collateral Agent, in an Approved Deposit Account or a Cash Collateral Account, subject to withdrawal by the Applicable Collateral Agent as provided in
SECTION 5.4 (PROCEEDS TURNED OVER TO APPLICABLE COLLATERAL AGENTS). Until so turned over or turned over, such payment shall be held by such Grantor in trust for the Applicable Collateral Agent, segregated from other funds of such Grantor. Each such deposit of Proceeds of Accounts and payments in respect of General Intangibles shall be accompanied by a report identifying in reasonable detail the nature and source of the payments included in the deposit.

          (b) At either Collateral Agent's request, during the continuance of an Event of Default, each Grantor shall deliver to the Applicable Collateral Agent all original and other documents evidencing, and relating to, the agreements and transactions that gave rise to the

                                                   PLEDGE AND SECURITY AGREEMENT
                                                           PRESTIGE BRANDS, INC.

Accounts or payments in respect of General Intangibles, including all original orders, invoices and shipping receipts.

          (c) Each Collateral Agent may, without notice, at any time during the continuance of an Event of Default, limit or terminate the authority of a Grantor to collect its Accounts or amounts due under General Intangibles or any thereof.

          (d) Each Collateral Agent in its own name or in the name of others may at any time during the continuance of an Event of Default communicate with Account Debtors to verify with them to the Applicable Collateral Agent's satisfaction the existence, amount and terms of any Account or amounts due under any General Intangible and such Collateral Agent, to the extent permitted under applicable Requirements of Law, shall have given written notice to the relevant Grantor on, prior to or promptly after such exercise of such Collateral Agent's intent to exercise its corresponding rights under this SECTION 5.2; PROVIDED, HOWEVER, that the failure of such Collateral Agent to give notice shall not affect the rights of the Collateral Agents hereunder and shall not otherwise result in any liability for any Collateral Agent.

          (e) Upon the request of any Collateral Agent at any time during the continuance of an Event of Default, and, to the extent permitted under applicable Requirements of Law, such Collateral Agent shall have given written notice to the relevant Grantor on, prior to or promptly after such exercise of such Collateral Agent's intent to exercise its corresponding rights under this
SECTION 5.2; (PROVIDED, HOWEVER, that the failure to give notice shall not affect the rights of the Collateral Agents hereunder and shall not otherwise result in any liability for any Collateral Agent), each Grantor shall notify Account Debtors that the Accounts or General Intangibles have been collaterally assigned to the Applicable Collateral Agent and that payments in respect thereof shall be made directly to the Applicable Collateral Agent. In addition, each Collateral Agent may at any time during the continuance of an Event of Default enforce such Grantor's rights against such Account Debtors and obligors of General Intangibles.

          (f) Anything herein to the contrary notwithstanding, each Grantor shall remain liable under each of the Accounts and payments in respect of General Intangibles to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise thereto. No Collateral Agent and no other Secured Party shall have any obligation or liability under any agreement giving rise to an Account or a payment in respect of a General Intangible by reason of or arising out of this Agreement or the receipt by any Collateral Agent or any other Secured Party of any payment relating thereto, and no Collateral Agent and no other Secured Party be obligated in any manner to perform any obligation of any Grantor under or pursuant to any agreement giving rise to an Account or a payment in respect of a General Intangible, to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party thereunder, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts that may have been assigned to it or to which it may be entitled at any time or times.

          SECTION 5.3    PLEDGED COLLATERAL

          (a) During the continuance of an Event of Default, upon notice by either Collateral Agent to the relevant Grantor or Grantors, (i) each Collateral Agent shall have the right to receive any Proceeds of the Pledged Collateral and turn them over to the Applicable Collateral Agent as provided in SECTION 5.4 (PROCEEDS TURNED OVER TO APPLICABLE COLLATERAL AGENT) for the

                                                   PLEDGE AND SECURITY AGREEMENT
                                                           PRESTIGE BRANDS, INC.


Applicable Collateral Agent to make application thereof to the Obligations in the order set forth in the Credit Agreement and (ii) each Collateral Agent or its nominee may exercise (A) any voting, consent, corporate and other right pertaining to the Pledged Collateral at any meeting of shareholders, partners or members, as the case may be, of the relevant issuer or issuers of Pledged Collateral or otherwise and (B) any right of conversion, exchange and subscription and any other right, privilege or option pertaining to the Pledged Collateral as if it were the absolute owner thereof (including the right to exchange at its discretion any of the Pledged Collateral upon the merger, amalgamation, consolidation, reorganization, recapitalization or other fundamental change in the corporate or equivalent structure of any issuer of Pledged Stock, the right to deposit and deliver any Pledged Collateral with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as each Collateral Agent may reasonably determine), all without liability except to account for property actually received by it; PROVIDED, HOWEVER, that no Collateral Agent shall have any duty to any Grantor to exercise any such right, privilege or option and no Collateral Agent shall be responsible for any failure to do so or delay in so doing.

          (b) In order to permit each Collateral Agent to exercise the voting and other consensual rights that it may be entitled to exercise pursuant hereto and to receive all dividends and other distributions that it may be entitled to receive hereunder, (i) each Grantor shall promptly execute and deliver (or cause to be executed and delivered) to Collateral Agent all such proxies, dividend payment orders and other instruments as the Applicable Collateral Agent may from time to time reasonably request and (ii) without limiting the effect of CLAUSE
(i) above, such Grantor hereby grants to each Collateral Agent an irrevocable proxy to vote all or any part of the Pledged Collateral and to exercise all other rights, powers, privileges and remedies to which a holder of the Pledged Collateral would be entitled (including giving or withholding written consents of shareholders, partners or members, as the case may be, calling special meetings of shareholders, partners or members, as the case may be, and voting at such meetings), which proxy shall be effective, automatically and without the necessity of any action (including any transfer of any Pledged Collateral on the record books of the issuer thereof) by any other person (including the issuer of such Pledged Collateral or any officer or agent thereof) during the continuance of an Event of Default and which proxy shall only terminate (x) in the case of the Administrative Agent, upon the payment in full of the First-Priority Secured Obligations and (y) in the case of the Tranche C Agent, upon the payment in full of the Tranche C Obligations.

          (c) Each Grantor hereby expressly authorizes and instructs each issuer of any Pledged Collateral pledged hereunder by such Grantor to (i) comply with any instruction received by it from any Collateral Agent in writing that
(A) states that an Event of Default has occurred and is continuing and that is not prohibited from giving such instruction pursuant to the Intercreditor Agreement and (B) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from such Grantor, and each Grantor agrees that such issuer shall be fully protected in so complying and (ii) unless otherwise expressly provided hereby, pay any dividend or other payment with respect to the Pledged Collateral directly to such Collateral Agent.

          SECTION 5.4    PROCEEDS TURNED OVER TO APPLICABLE COLLATERAL AGENT

          Unless otherwise expressly provided in the Credit Agreement or the Intercreditor Agreement, all Proceeds received by either Collateral Agent hereunder in cash or Cash Equivalents shall be turned over to the Applicable Collateral Agent and held by the Applicable Collateral Agent in a Cash Collateral Account; PROVIDED, HOWEVER, that amounts provided as cash

                                                   PLEDGE AND SECURITY AGREEMENT
                                                           PRESTIGE BRANDS, INC.

collateral for Letters of Credit shall continue to be held by the Administrative Agent. All Proceeds while held by the Applicable Collateral Agent in a Cash Collateral Account (or by such Grantor in trust for the Applicable Collateral Agent) shall continue to be held by the Applicable Collateral Agent as collateral security for the Secured Obligations and shall not constitute payment thereof until applied as provided in the Intercreditor Agreement.

          SECTION 5.5    REGISTRATION RIGHTS

          (a) If any Collateral Agent shall determine (and be permitted under the Intercreditor Agreement) to exercise its rights to sell any the Pledged Collateral pursuant to SECTION 5.1 (CODE AND OTHER REMEDIES), and if in the opinion of such Collateral Agent it is necessary or advisable to have the Pledged Collateral, or any portion thereof to be registered under the provisions of the Securities Act, the relevant Grantor shall cause the issuer thereof to
(i) execute and deliver, and cause the directors and officers of such issuer to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts as may be, in the opinion of such Collateral Agent, necessary or advisable to register the Pledged Collateral, or that portion thereof to be sold, under the provisions of the Securities Act, (ii) use its best efforts to cause the registration statement relating thereto to become effective and to remain effective for a period of one year from the date of the first public offering of the Pledged Collateral, or that portion thereof to be sold and (iii) make all amendments thereto or to the related prospectus that, in the opinion of such Collateral Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto. Each Grantor agrees to cause such issuer to comply with the provisions of the securities or "Blue Sky" laws of any jurisdiction that such Collateral Agent shall designate and to make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) satisfying the provisions of Section 11(a) of the Securities Act.

          (b) Each Grantor recognizes that each Collateral Agent may be unable to effect a public sale of any Pledged Collateral by reason of certain prohibitions contained in the Securities Act and applicable state securities laws or otherwise or may determine that a public sale is impracticable or not commercially reasonable and, accordingly, may resort to one or more private sales thereof to a restricted group of purchasers that shall be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. Each Grantor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. No Collateral Agent shall be under any obligation to delay a sale of any Pledged Collateral for the period of time necessary to permit the issuer thereof to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if such issuer would agree to do so.

          (c) Each Grantor agrees to use commercially reasonable efforts to do or cause to be done all such other acts as may be necessary to make such sale or sales of all or any portion of the Pledged Collateral pursuant to this
SECTION 5.5 valid and binding and in compliance with all other applicable Requirements of Law. Each Grantor further agrees that a breach of any covenant contained in this SECTION 5.5 will cause irreparable injury to each Collateral Agent and other Secured Parties, that the Collateral Agents and the other Secured Parties have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this SECTION 5.5 shall be specifically enforceable against such Grantor, and such

                                                   PLEDGE AND SECURITY AGREEMENT
                                                           PRESTIGE BRANDS, INC.

Grantor hereby waives, to the fullest extent permitted by law, and agrees not to assert any defense against an action for specific performance of such covenants except for a defense that no Event of Default has occurred under the Credit Agreement or that the Secured Obligations have been paid in full or that such covenants have been fully performed.

          SECTION 5.6    DEFICIENCY

          Each Grantor shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay the Secured Obligations and the reasonable fees and out-of-pocket disbursements of any attorney employed by either Collateral Agent or any other Secured Party to collect such deficiency.

     ARTICLE VI     THE COLLATERAL AGENTS

          SECTION 6.1    COLLATERAL AGENT'S APPOINTMENT AS ATTORNEY-IN-FACT

          (a) Until such time as all Secured Obligations shall have been paid in full, each Grantor hereby irrevocably constitutes and appoints each Collateral Agent and any officer or agent of either of them, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Grantor and in the name of such Grantor or in its own name, for the purpose of carrying out the terms of this Agreement, to take any appropriate action and to execute any document or instrument that may be necessary or desirable to accomplish the purposes of this Agreement, and, without limiting the generality of the foregoing, each Grantor hereby gives each Collateral Agent the power and right, on behalf of such Grantor, without notice to or assent by such Grantor, to do any of the following:

          (i) in the name of such Grantor or its own name, or otherwise, take possession of and indorse and collect any check, draft, note, acceptance or other instrument for the payment of moneys due under any Account or General Intangible or with respect to any other Collateral and file any claim or take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by such Collateral Agent for the purpose of collecting any such moneys due under any Account or General Intangible or with respect to any other Collateral whenever payable;

          (ii) in the case of any Intellectual Property, execute and deliver, and have recorded, any agreement, instrument, document or paper as such Collateral Agent may request to evidence such Collateral Agent's security interests in such Intellectual Property and the goodwill and General Intangibles of such Grantor relating thereto or represented thereby;

          (iii) pay or discharge taxes and Liens levied or placed on or threatened against the Collateral, effect any repair or pay any insurance called for by the terms of this Agreement (including all or any part of the premiums therefor and the costs thereof);

          (iv)   execute, in connection with any sale provided for in SECTION
     5.1 (CODE AND OTHER REMEDIES) or 5.5 (REGISTRATION RIGHTS), any endorsement, assignment or other instrument of conveyance or transfer with respect to the Collateral; or

          (v) (A) direct any party liable for any payment under any Collateral to make payment of any moneys due or to become due thereunder directly to such Collateral

                                                   PLEDGE AND SECURITY AGREEMENT
                                                           PRESTIGE BRANDS, INC.

     Agent or as such Collateral Agent shall direct, (B) ask or demand for, collect, and receive payment of and receipt for, any moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral, (C) sign and indorse any invoice, freight or express bill, bill of lading, storage or warehouse receipt, draft against debtors, assignment, verification, notice and other document in connection with any Collateral, (D) commence and prosecute any suit, action or proceeding at law or in equity in any court of competent jurisdiction to collect any Collateral and to enforce any other right in respect of any Collateral, (E) defend any suit, action or proceeding brought against such Grantor with respect to any Collateral, (F) settle, compromise or adjust any such suit, action or proceeding and, in connection therewith, give such discharges or releases as such Collateral Agent may deem appropriate, (G) assign any Copyright, Patent or Trademark (along with the goodwill of the business to which any such Trademark pertains) throughout the world for such term or terms, on such conditions, and in such manner as such Collateral Agent shall in its sole discretion determine, including the execution and filing of any document necessary to effectuate or record such assignment and (H) generally, sell, transfer, pledge and make any agreement with respect to or otherwise deal with any Collateral as fully and completely as though such Collateral Agent were the absolute owner thereof for all purposes, and do, at such Collateral Agent's option and such Grantor's expense, at any time, or from time to time, all acts and things that such Collateral Agent deems necessary to protect, preserve or realize upon the Collateral and the Collateral Agents' and the other Secured Parties' security interests therein and to effect the intent of this Agreement, all as fully and effectively as such Grantor might do.

Anything in this CLAUSE (a) to the contrary notwithstanding, each Collateral Agent agrees that it shall not exercise any right under the power of attorney provided for in this CLAUSE (a) unless an Event of Default shall be continuing and such exercise shall be permitted pursuant to the Intercreditor Agreement.

          (b) If any Grantor fails to perform or comply with any of its agreements contained herein, each Collateral Agent, at its option, but without any obligation so to do, may perform or comply, or otherwise cause performance or compliance, with such agreement.

          (c) The expenses of either Collateral Agent incurred in connection with actions undertaken as provided in this SECTION 6.1, together with interest thereon at a rate per annum equal to the rate per annum at which interest would then be payable on past due Revolving Loans that are Base Rate Loans under the Credit Agreement, from the date of payment by such Collateral Agent to the date reimbursed by the relevant Grantor, shall be payable by such Grantor to such Collateral Agent on demand.

          (d) Each Grantor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until this Agreement is terminated and the security interests created hereby are released.

          SECTION 6.2    DUTY OF COLLATERAL AGENTS

          Each Collateral Agent's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession shall be to deal with it in the same manner as such Collateral Agent deals with similar property for its own account. No such Collateral

                                                   PLEDGE AND SECURITY AGREEMENT
                                                           PRESTIGE BRANDS, INC.

Agent and no other Secured Party, nor any of their respective officers, directors, employees or agents, shall be liable for failure to demand, collect or realize upon any Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Grantor or any other Person or to take any other action whatsoever with regard to any Collateral. The powers conferred on any Collateral Agent hereunder are solely to protect such Collateral Agent's interest in the Collateral and shall not impose any duty upon any Collateral Agent or any other Secured Party to exercise any such powers. The Collateral Agents and the other Secured Parties shall be accountable only for amounts that they actually receive as a result of the exercise of such powers and neither they nor any of their respective officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence, bad faith or willful misconduct and the gross negligence, bad faith or willful misconduct of any of their own officers, directors, employees or agents.

          SECTION 6.3    AUTHORIZATION OF FINANCING STATEMENTS

          Each Grantor authorizes each Collateral Agent and its Affiliates, counsel and other representatives, at any time and from time to time, to file or record financing statements, amendments to financing statements, and other filing or recording documents or instruments with respect to the Collateral in such form and in such offices as such Collateral Agent reasonably determines appropriate to perfect the security interests of such Collateral Agent under this Agreement, and such financing statements and amendments may described the Collateral covered thereby as "all assets of the debtor", "all personal property of the debtor" or words of similar effect. Each Grantor hereby also authorizes each Collateral Agent and its Affiliates, counsel and other representatives, at any time and from time to time, to file continuation statements with respect to previously filed financing statements. A photographic or other reproduction of this Agreement shall be sufficient as a financing statement or other filing or recording document or instrument for filing or recording in any jurisdiction.

          SECTION 6.4    AUTHORITY OF COLLATERAL AGENTS

          Each Grantor acknowledges that the rights and responsibilities of each Collateral Agent under this Agreement with respect to any action taken by either of them or the exercise or non-exercise by such Collateral Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as between such Collateral Agent and the other Secured Parties, be governed by the Credit Agreement, the Intercreditor Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between such Collateral Agent and the Grantors, such Collateral Agent shall be conclusively presumed to be acting as agent for the other Secured Parties it represents as collateral agent with full and valid authority so to act or refrain from acting, and no Grantor shall be under any obligation, or entitlement, to make any inquiry respecting such authority. In the event of any conflict between this Agreement and the Intercreditor Agreement, the Intercreditor Agreement shall control, and no right, power, or remedy granted to any Collateral Agent hereunder or under any other Loan Document shall be exercised by such Collateral Agent in contravention of the Intercreditor Agreement.

                                                   PLEDGE AND SECURITY AGREEMENT
                                                           PRESTIGE BRANDS, INC.

     ARTICLE VII    MISCELLANEOUS

          SECTION 7.1 SUCCESSION OF THE TRANCHE C AGENT TO THE RIGHTS OF ADMINISTRATIVE AGENT.

          Upon the payment in full of the First-Priority Secured Obligations, the rights of the Administrative Agent (in its capacity as collateral agent for the First-Priority Secured Parties other than in respect of outstanding Letters of Credit and cash collateral provided in respect thereof and for related fees, costs, indemnification, and expenses) and the rights of the First-Priority Secured Parties under this Agreement shall be deemed to have been assigned to the Tranche C Agent and the Tranche C Secured Parties, respectively, and the Tranche C Agent and the Tranche C Secured Parties shall be entitled to all of the benefits of the Administrative Agent (in its capacity as collateral agent for the First-Priority Secured Parties) and the First-Priority Secured Parties, respectively.

          SECTION 7.2    AMENDMENTS IN WRITING

          None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except in accordance with SECTION
11.1 (AMENDMENTS, WAIVERS, ETC.) of the Credit Agreement; PROVIDED, HOWEVER, that annexes to this Agreement may be supplemented (but no existing provisions may be modified and no Collateral may be released) through Pledge Amendments and Joinder Agreements, in substantially the form of ANNEX 3 (FORM OF PLEDGE AMENDMENT) and ANNEX 4 (FORM OF JOINDER AGREEMENT) respectively, in each case duly executed by Collateral Agent and each Grantor directly affected thereby.

          SECTION 7.3    NOTICES

          All notices, requests and demands to or upon any Collateral Agent or any Grantor hereunder shall be effected in the manner provided for in SECTION
11.8 (NOTICES, ETC.) of the Credit Agreement; PROVIDED, HOWEVER, that any such notice, request or demand to or upon any Grantor shall be addressed to the Borrower's notice address set forth in such SECTION 11.8.

          SECTION 7.4    NO WAIVER BY COURSE OF CONDUCT; CUMULATIVE REMEDIES

          No Collateral Agent and no other Secured Party shall by any act (except by a written instrument pursuant to SECTION 7.2 (AMENDMENTS IN WRITING)), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default. No failure to exercise, nor any delay in exercising, on the part of any Collateral Agent or any other Secured Party, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by any Collateral Agent or any other Secured Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy that such Collateral Agent or such other Secured Party would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

                                                   PLEDGE AND SECURITY AGREEMENT
                                                           PRESTIGE BRANDS, INC.

          SECTION 7.5    SUCCESSORS AND ASSIGNS

          This Agreement shall be binding upon the successors and assigns of each Grantor and shall inure to the benefit of each Collateral Agent and each other Secured Party and their successors and assigns; PROVIDED, HOWEVER, that no Grantor may assign, transfer or delegate any of its rights or obligations under this Agreement without the prior written consent of the Applicable Collateral Agent, except pursuant to mergers, liquidations or dissolutions permitted pursuant to SECTION 8.7 (RESTRICTIONS ON FUNDAMENTAL CHANGES, PERMITTED ACQUISITIONS) of the Credit Agreement.

          SECTION 7.6    COUNTERPARTS

          This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by telecopy), each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple counterparts and attached to a single counterpart so that all signature pages are attached to the same document. Delivery of an executed counterpart by telecopy shall be effective as delivery of a manually executed counterpart.

          SECTION 7.7    SEVERABILITY

          Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          SECTION 7.8    SECTION HEADINGS

          The Article and Section titles contained in this Agreement are, and shall be, without substantive meaning or content of any kind whatsoever and are not part of the agreement of the parties hereto.

          SECTION 7.9    ENTIRE AGREEMENT

          This Agreement together with the other Loan Documents represents the entire agreement of the parties and supersedes all prior agreements and understandings relating to the subject matter hereof.

          SECTION 7.10   GOVERNING LAW

          This Agreement and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

          SECTION 7.11   ADDITIONAL GRANTORS

          If, pursuant to SECTION 7.11 (ADDITIONAL COLLATERAL AND GUARANTIES) of the Credit Agreement, the Borrower or the Parent shall be required to cause any Subsidiary of the Parent or any other Person that is not a Grantor to become a Grantor hereunder, such Subsidiary or other

                                                   PLEDGE AND SECURITY AGREEMENT
                                                           PRESTIGE BRANDS, INC.

Person shall execute and deliver to each Collateral Agent a Joinder Agreement substantially in the form of ANNEX 4 (FORM OF JOINDER AGREEMENT) and shall thereafter for all purposes be a party hereto and have the same rights, benefits and obligations as a Grantor party hereto on the Closing Date.

          SECTION 7.12   RELEASE OF COLLATERAL

          (a) At the time provided in SECTION 5.1 (RELEASES; ENFORCEMENT BY ADMINISTRATIVE AGENT) of the Intercreditor Agreement, the Collateral shall be released from the Lien created hereby and this Agreement and all obligations (other than those expressly stated to survive such termination) of each Collateral Agent and each Grantor hereunder shall terminate, all without delivery of any instrument or performance of any act by any party, and all rights to the Collateral shall revert to the Grantors. At the request and sole expense of any Grantor following any such termination, each Collateral Agent shall deliver to such Grantor any Collateral of such Grantor held by such Collateral Agent hereunder and execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence such termination.

          (b) If any Collateral shall be sold or disposed of by any Grantor in a transaction permitted by the Credit Agreement, such Collateral shall be released from the Lien created hereby to the extent provided under, and subject to the terms and conditions set forth in, SECTION 5.1 (RELEASES; ENFORCEMENT BY ADMINISTRATIVE AGENT) of the Intercreditor Agreement. In connection therewith, each Collateral Agent, at the request and sole expense of the Borrower, shall execute and deliver to the Borrower all releases or other documents, including, without limitation, UCC termination statements, reasonably necessary or desirable for the release of the Lien created hereby on such Collateral. At the request and sole expense of the Borrower, a Grantor shall be released from its obligations hereunder in the event that all the capital stock of such Grantor shall be so sold or disposed; PROVIDED, HOWEVER, that the Borrower shall have delivered to each Collateral Agent, at least ten Business Days prior to the date of the proposed release, a written request for release identifying the relevant Grantor and the terms of the sale or other disposition in reasonable detail, including the price thereof and any expenses in connection therewith, together with a certification by the Borrower in form and substance satisfactory to such Collateral Agent stating that such transaction is in compliance with the Credit Agreement and the other Loan Documents.

          SECTION 7.13   REINSTATEMENT

          Each Grantor further agrees that, if any payment made by any Loan Party or other Person and applied to the Obligations is at any time annulled, avoided, set aside, rescinded, invalidated, declared to be fraudulent or preferential or otherwise required to be refunded or repaid, or the proceeds of Collateral are required to be returned by any Secured Party to such Loan Party, its estate, trustee, receiver or any other party, including any Grantor, under any bankruptcy law, state or federal law, common law or equitable cause, then, to the extent of such payment or repayment, any Lien or other Collateral securing such liability shall be and remain in full force and effect, as fully as if such payment had never been made or, if prior thereto the Lien granted hereby or other Collateral securing such liability hereunder shall have been released or terminated by virtue of such cancellation or surrender), such Lien or other Collateral shall be reinstated in full force and effect, and such prior cancellation or surrender shall not diminish, release, discharge, impair or otherwise affect any Lien or other Collateral securing the obligations of any Grantor in respect of the amount of such payment.

                                                   PLEDGE AND SECURITY AGREEMENT
                                                           PRESTIGE BRANDS, INC.

          SECTION 7.14   TERMINATION

          This Agreement (other than the reinstatement provisions of SECTION
7.13 (REINSTATEMENT)) shall terminate upon the payment in full of the Secured Obligations.

                            [SIGNATURE PAGES FOLLOW]

          IN WITNESS WHEREOF, each of the undersigned has caused this Pledge and Security Agreement to be duly executed and delivered as of the date first above written.

                                   PRESTIGE BRANDS, INC.
                                   AS GRANTOR


                                   By:    /S/ PETER J. ANDERSON
                                        -----------------------------------
                                        Name: Peter J. Anderson
                                        Title: Secretary, Treasurer and
                                               Vice President


                                   PRESTIGE BRANDS INTERNATIONAL, LLC
                                   AS GRANTOR


                                   By:    /S/ PETER J. ANDERSON
                                        -----------------------------------
                                        Name: Peter J. Anderson
                                        Title: Secretary, CFO and Vice President


                                   BONITA BAY HOLDINGS, INC.
                                   AS GRANTOR


                                   By:    /S/ PETER J. ANDERSON
                                        ---------------------------------
                                        Name: Peter J. Anderson
                                        Title: Secretary, Treasurer and
                                               Vice President


                                   MEDTECH HOLDINGS, INC.
                                   AS GRANTOR


                                   By:    /S/ PETER J. ANDERSON
                                        ---------------------------------
                                        Name: Peter J. Anderson
                                        Title: Secretary, Treasurer and
                                               Vice President


                                   MEDTECH PRODUCTS, INC.
                                   AS GRANTOR


                                   By:    /S/ PETER J. ANDERSON
                                        ---------------------------------
                                        Name: Peter J. Anderson
                                        Title: Secretary, Treasurer and
                                               Vice President


              [SIGNATURE PAGE TO PLEDGE AND SECURITY AGREEMENT FOR
                          PRESTIGE'S CREDIT AGREEMENT]

                                                   PLEDGE AND SECURITY AGREEMENT
                                                           PRESTIGE BRANDS, INC.

                                   PECOS PHARMACEUTICAL, INC.
                                   AS GRANTOR


                                   By:    /S/ PETER J. ANDERSON
                                        ---------------------------------
                                        Name: Peter J. Anderson
                                        Title: Secretary, Treasurer and
                                               Vice President


                                   PRESTIGE ACQUISITION HOLDINGS, LLC
                                   AS GRANTOR


                                   By:    /S/ PETER J. ANDERSON
                                        ---------------------------------
                                        Name: Peter J. Anderson
                                        Title: Secretary, Treasurer and
                                               Vice President


                                   PRESTIGE BRANDS FINANCIAL CORPORATION
                                   AS GRANTOR


                                   By:    /S/ PETER J. ANDERSON
                                        ---------------------------------
                                        Name: Peter J. Anderson
                                        Title: Secretary, Treasurer and
                                               Vice President


                                   PRESTIGE BRANDS HOLDINGS, INC.
                                   AS GRANTOR


                                   By:    /S/ PETER J. ANDERSON
                                        ---------------------------------
                                        Name: Peter J. Anderson
                                        Title: Secretary, Treasurer and
                                               Vice President


                                   PRESTIGE BRANDS INTERNATIONAL, INC.
                                   AS GRANTOR


                                   By:    /S/ PETER J. ANDERSON
                                        ---------------------------------
                                        Name: Peter J. Anderson
                                        Title: Secretary, Treasurer and
                                               Vice President


              [SIGNATURE PAGE TO PLEDGE AND SECURITY AGREEMENT FOR
                          PRESTIGE'S CREDIT AGREEMENT]

                                                   PLEDGE AND SECURITY AGREEMENT
                                                           PRESTIGE BRANDS, INC.

                                   PRESTIGE HOUSEHOLD BRANDS, INC.
                                   AS GRANTOR


                                   By:    /S/ PETER J. ANDERSON
                                        ---------------------------------
                                        Name: Peter J. Anderson
                                        Title: Secretary, Treasurer and
                                               Vice President


                                   PRESTIGE HOUSEHOLD HOLDINGS, INC.
                                   AS GRANTOR


                                   By:    /S/ PETER J. ANDERSON
                                        -----------------------------------
                                        Name: Peter J. Anderson
                                        Title: Secretary, Treasurer and
                                               Vice President


                                   PRESTIGE PERSONAL CARE, INC.
                                   AS GRANTOR


                                   By:    /S/ PETER J. ANDERSON
                                        -----------------------------------
                                        Name: Peter J. Anderson
                                        Title: Secretary, Treasurer and
                                               Vice President


                                   PRESTIGE PERSONAL CARE HOLDINGS, INC.
                                   AS GRANTOR


                                   By:    /S/ PETER J. ANDERSON
                                        -----------------------------------
                                        Name: Peter J. Anderson
                                        Title: Secretary, Treasurer and
                                               Vice President


                                   PRESTIGE PRODUCTS HOLDINGS, INC.
                                   AS GRANTOR


                                   By:    /S/ PETER J. ANDERSON
                                        -----------------------------------
                                        Name: Peter J. Anderson
                                        Title: Secretary, Treasurer and
                                               Vice President


              [SIGNATURE PAGE TO PLEDGE AND SECURITY AGREEMENT FOR
                          PRESTIGE'S CREDIT AGREEMENT]

                                                   PLEDGE AND SECURITY AGREEMENT
                                                           PRESTIGE BRANDS, INC.

                                   THE COMET PRODUCTS CORPORATION
                                   AS GRANTOR


                                   By:    /S/ PETER J. ANDERSON
                                        -----------------------------------
                                        Name: Peter J. Anderson
                                        Title: Secretary, Treasurer and
                                               Vice President


                                   THE CUTEX COMPANY
                                   AS GRANTOR


                                   By:    /S/ PETER J. ANDERSON
                                        -----------------------------------
                                        Name: Peter J. Anderson
                                        Title: Secretary, Treasurer and
                                               Vice President


                                   THE DENOREX COMPANY
                                   AS GRANTOR


                                   By:    /S/ PETER J. ANDERSON
                                        -----------------------------------
                                        Name: Peter J. Anderson
                                        Title: Secretary, Treasurer and
                                               Vice President


                                   THE SPIC AND SPAN COMPANY
                                   AS GRANTOR


                                   By:    /S/ PETER J. ANDERSON
                                        -----------------------------------
                                        Name: Peter J. Anderson
                                        Title: Secretary, Treasurer and
                                               Vice President


              [SIGNATURE PAGE TO PLEDGE AND SECURITY AGREEMENT FOR
                          PRESTIGE'S CREDIT AGREEMENT]

ACCEPTED AND AGREED
as of the date first above written:

CITICORP NORTH AMERICA, INC.
AS ADMINISTRATIVE AGENT
and TRANCHE C AGENT


By:   /S/ STEPHEN SELLHAUSEN
     -------------------------
     Name:  Stephen Sellhausen
     Title: Vice President

              [SIGNATURE PAGE TO PLEDGE AND SECURITY AGREEMENT FOR
                          PRESTIGE'S CREDIT AGREEMENT]

                                     ANNEX 1
                                       TO
                          PLEDGE AND SECURITY AGREEMENT


                    FORM OF DEPOSIT ACCOUNT CONTROL AGREEMENT

                                                          ______________ __, ___


[Financial Institution]
[Address]

Ladies and Gentlemen:

          Reference is made to account no. [__________] maintained with you (the "BANK") by [ ] (the "COMPANY"), [as borrower] [as guarantor] into which funds are deposited from time to time (the "ACCOUNT"). The Company has entered into a Pledge and Security Agreement, dated as of April 6, 2004 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "PLEDGE AND SECURITY AGREEMENT"), among the Company, certain of its subsidiaries and/or affiliates party thereto and Citicorp North America, Inc. as administrative agent for the Lenders and the Issuers and collateral agent for the First-Priority Secured Parties (in such capacity, the "ADMINISTRATIVE AGENT"), and as collateral agent for the Tranche C Secured Parties (in such capacity, the "TRANCHE C AGENT" and, together with the Administrative Agent, the "COLLATERAL AGENTS").

          Pursuant to the Credit Agreement and related documents, the Company has granted to the Collateral Agents, for the benefit of the Secured Parties, security interests in certain property of the Company, including, among other things, accounts, inventory, equipment, instruments, general intangibles and all proceeds thereof (the "COLLATERAL"). Payments with respect to the Collateral are or hereafter may be made to the Account. You, the Company and the Collateral Agents are entering into this letter agreement to perfect the security interests of the Collateral Agents in the Account.

          The Company hereby transfers to each Collateral Agent control of the Account and all funds and other property on deposit therein. By your execution of this letter agreement, you (i) agree that you shall comply with instructions originated by either Collateral Agent directing disposition of the funds in the Account without further consent of the Company and (ii) acknowledge and agree that each Collateral Agent now has exclusive control of the Account, that all funds and other property on deposit in the Account shall be transferred to the Collateral Agents as provided herein, that the Account is being maintained by you for the benefit of each Collateral Agent and that all amounts and other property therein are held by you as custodian for each Collateral Agent.

          Except as provided in CLAUSE (d) below, the Account shall not be subject to deduction, set-off, banker's lien, counterclaim, defense, recoupment or any other right in favor of any person or entity other than each Collateral Agent. By your execution of this letter agreement you also acknowledge that, as of the date hereof, you have received no notice of any other pledge or assignment of the Account and have not executed any agreements with third parties covering the disposition of funds in the Account. You agree with the Collateral Agents as follows:

          (a) Notwithstanding anything to the contrary or any other agreement relating to the Account, the Account is and shall be maintained for the benefit of the Collateral

                                      A1-1

     Agents and shall be entitled "CITICORP NORTH AMERICA, INC. [NAME OF COMPANY] ACCOUNT" and shall be subject to written instructions only from an authorized officer of either Collateral Agent.

          (b) Prior to the delivery to you of a written notice from either Collateral Agent in the form of EXHIBIT A (FORM OF COLLATERAL AGENT BLOCKAGE NOTICE) hereto (a "BLOCKAGE NOTICE"), you are authorized to transfer to the Company, in same day funds, on each business day, the entire balance in the Account to the following account:

                 ABA Number:_____________________________
                 [name and address of Company's bank]

                 Account Name:___________________________
                                    Concentration Account
                 Account Number:_________________________
                 Reference:______________________________
                 Attn:___________________________________

     or to such other account as the Company may from time to time designate in writing.

          (c) From and after the delivery to you of a Blockage Notice, you shall transfer (by wire transfer or other method of transfer mutually acceptable to you and the Collateral Agent that sent such Blockage Notice) to the account of such Collateral Agent set forth in the Blockage Notice or to such other account as such Collateral Agent may otherwise designate in writing after the delivery of such Blockage Notice (the "COLLATERAL AGENT CONCENTRATION ACCOUNT").

          (d) All customary service charges and fees with respect to the Account shall be debited to the Account. In the event insufficient funds remain in the Account to cover such customary service charges and fees, the Company shall pay and indemnify you for the amounts of such customary service charges and fees.

          This letter agreement shall be binding upon and shall inure to the benefit of you, the Company, each Collateral Agent, the Secured Parties referred to in the Pledge and Security Agreement and the respective successors, transferees and assigns of any of the foregoing. This letter agreement may not be modified except upon the mutual consent of the Applicable Collateral Agent, the Company and you. You may terminate the letter agreement only upon 30 days' prior written notice to the Company and each Collateral Agent. Each Collateral Agent may terminate this letter agreement upon 10 days' prior written notice to you and the Company. Upon such termination you shall close the Account and transfer all funds in the Account to the Collateral Agent Concentration Account or as otherwise directed by either Collateral Agent. After any such termination, you shall nonetheless remain obligated promptly to transfer to the Collateral Agent Concentration Account or as either Collateral Agent may otherwise direct all funds and other property received in respect of the Account.

          This letter agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this letter agreement by

                                      A1-2
telecopier shall be effective as delivery of a manually executed counterpart of this letter agreement.

          This letter agreement supersedes all prior agreements, oral or written, with respect to the subject matter hereof and may not be amended, modified or supplemented except by a writing signed by the Administrative Agent, the Company and you. You have not, and, without the prior consent of both Collateral Agents and the Company, you shall not, agree with any third party to comply with instructions or other directions concerning the Account or the disposition of funds in the Account originated by such third party.

          The Company hereby agrees to indemnify and hold you, your directors, officers, agents and employees harmless against all claims, causes of action, liabilities, lawsuits, demands and damages, including, without limitation, all court costs and reasonable attorney fees, in each case in any way related to or arising out of or in connection with this letter agreement or any action taken or not taken pursuant hereto, except to the extent caused by your gross negligence or willful misconduct.

          This letter agreement shall be governed by, and construed in accordance with, the law of the State of New York.

                                      A1-3

          Upon acceptance of this letter agreement it shall be the valid and binding obligation of the Company, each Collateral Agent, and you, in accordance with its terms.

                                   Very truly yours,

                                   [NAME OF COMPANY]


                                   By:
                                      -----------------------------------
                                      Name:
                                      Title:


                                   CITICORP NORTH AMERICA, INC.,
                                   AS ADMINISTRATIVE AGENT and
                                   TRANCHE C AGENT


                                   By:
                                      -----------------------------------
                                      Name:
                                      Title:


ACKNOWLEDGED AND AGREED
as of the date first above written:

[FINANCIAL INSTITUTION]


By:
    ------------------------------
    Name:
    Title:


          [SIGNATURE PAGE TO DEPOSIT ACCOUNT CONTROL ACCOUNT AGREEMENT]

                                     ANNEX 2
                                       TO
                          PLEDGE AND SECURITY AGREEMENT


                  FORM OF SECURITIES ACCOUNT CONTROL AGREEMENT


                                    EXHIBIT A
                                       TO
                        DEPOSIT ACCOUNT CONTROL AGREEMENT

                    FORM OF COLLATERAL AGENT BLOCKAGE NOTICE


[Financial Institution]
[Address]


     Re:  Account No. ____________________ (the "ACCOUNT")


Ladies and Gentlemen:

          Reference is made to the Account and that certain Deposit Account Control Agreement dated __________ __, 20__ among you, Citicorp North America, Inc., as Administrative Agent [(the "ADMINISTRATIVE AGENT")] and as Tranche C Agent [(the "TRANCHE C AGENt")], and [_____________] (the "DEPOSIT ACCOUNT CONTROL AGREEMENT"). Capitalized terms used herein shall have the meanings given to them in the Deposit Account Control Agreement.

          The [Administrative Agent] [Tranche C Agent] hereby notifies you that, from and after the date of this notice, you are hereby directed to transfer (by wire transfer or other method of transfer mutually acceptable to you and the [Administrative Agent] [Tranche C Agent]) to the [Administrative Agent] [Tranche C Agent], in same day funds, on each business day, the entire balance in the Account to the following account:

               ABA Number:_________________________
               Name of Bank:
               Address:


               Account Name:_______________________
               Account Number:_____________________
               Reference:__________________________
               Attn:_______________________________

or to such other account as the [Administrative Agent] [Tranche C Agent] may from time to time designate in writing.


                              Very truly yours,

                                      A2-1

                                   CITICORP NORTH AMERICA, INC.,
                                   [AS ADMINISTRATIVE AGENT]
                                   [AS TRANCHE C AGENT]


                                   By:
                                      ----------------------------------------
                                      Name:
                                      Title:

                                      A2-2

[Name and Address
of Approved Securities
Intermediary]


                                                          _____________ __, 20__


Ladies and Gentlemen:

          The undersigned ___________________ (the "PLEDGOR") together with certain of its affiliates are party to a Pledge and Security Agreement, dated as of April 6, 2004, in favor of Citicorp North America, Inc., as administrative agent for the First-Priority Secured Parties (the "ADMINISTRATIVE AGENT") and as agent for the Tranche C Secured Parties (the "TRANCHE C AGENT," and, together with the Administrative Agent, the "COLLATERAL AGENTS") referred to therein pursuant to which security interests are granted by the Pledgor in all present and future Assets (hereinafter defined) in Account No. _______ of the Pledgor (the "PLEDGE").

          In connection therewith, the Pledgor hereby instructs you (the "APPROVED SECURITIES INTERMEDIARY") to do all of the following:

  1. maintain the Account, as "____________- Citicorp North America, Inc. Control Account";

  2. hold in the Account the assets, including, without limitation, all financial assets, securities, security entitlements and all other property and rights now or hereafter received in such Account (collectively the "ASSETS"), including, without limitation, those assets listed on SCHEDULE A (LIST OF ASSETS) attached hereto and made a part hereof;

  3. provide to each Collateral Agent with a duplicate copy to the Pledgor, a monthly statement of Assets and a confirmation statement of each transaction effected in the Account after such transaction is effected; and

  4. honor only the instructions or entitlement orders (within the meaning of Section 8-102 of the UCC (as defined below) (the "ENTITLEMENT ORDERS") in regard to or in connection with the Account given by an Authorized Officer of the Collateral Agent, except as provided in the following sentence. Until such time as any Collateral Agent gives a written notice in the form of EXHIBIT A hereto to the Approved Securities Intermediary that the Pledgor's rights under this sentence have been terminated (on which notice the Approved Securities Intermediary may rely exclusively), the Pledgor acting through an Authorized Officer of the Pledgor may (a) exercise any voting right that it may have with respect to any Asset, (b) give Entitlement Orders and otherwise give instructions to enter into purchase or sale transactions in the Account and (c) withdraw and receive for its own use all regularly scheduled interest and dividends paid with respect to the Assets and all cash proceeds of any sale of Assets ("PERMITTED

                                      A2-3

          WITHDRAWALS"); PROVIDED, HOWEVER, that, unless both Collateral Agents have consented to the specific transaction, the Pledgor shall not instruct the Approved Securities Intermediary to deliver and, except as may be required by law or by court order, the Approved Securities Intermediary shall not deliver, cash, securities, or proceeds from the sale of, or distributions on, such securities out of the Account to the Pledgor or to any other person or entity other than Permitted Withdrawals.

          By its signature below, the Approved Securities Intermediary agrees to comply with the Entitlement Orders and instructions of an Authorized Officer of the Collateral Agent (including, without limitation, any instruction with respect to sales, trades, transfers and withdrawals of cash or other of the Assets) without the further consent of the Pledgor or any other person (it being understood and agreed by the Pledgor that the Approved Securities Intermediary shall have no duty or obligation whatsoever to have knowledge of the terms of the Pledge and Security Agreement or to determine whether or not an event of default exists thereunder). The Pledgor hereby agrees to indemnify and hold harmless the Approved Securities Intermediary, its affiliates, officers and employees from and against all claims, causes of action, liabilities, lawsuits, demands and damages, including, without limitation, all court costs and reasonable attorney's fees, that may result by reason of the Approved Securities Intermediary complying with such instructions of any Collateral Agent.

          The Authorized Officer of the Collateral Agent who shall give oral instructions hereunder shall confirm the same in writing to the Approved Securities Intermediary within five days after such oral instructions are given.

          For the purpose of this Agreement, the term "AUTHORIZED OFFICER OF THE PLEDGOR" shall refer in the singular to ___________________ or ___________________ (each of whom is, on the date hereof, an officer or director of the Pledgor) and "AUTHORIZED OFFICER OF THE COLLATERAL AGENT" shall refer in the singular to any person who is a vice president or managing director of either Collateral Agent. In the event that the Pledgor shall find it advisable to designate a replacement for any Authorized Officer of the Pledgor, written notice of any such replacement shall be given to the Approved Securities Intermediary and each Collateral Agent.

          Except with respect to the obligations and duties as set forth herein, this Agreement shall not impose or create any obligation or duty upon the Approved Securities Intermediary greater than or in addition to the customary and usual obligations and duties of the Approved Securities Intermediary to the Pledgor.

          As long as the Assets are pledged to either Collateral Agent, (i) the Approved Securities Intermediary shall not invade the Assets to cover margin debits or calls in any other account of the Pledgor and (ii) the Approved Securities Intermediary agrees that, except for liens resulting from customary commissions, fees, or charges based upon transactions in the Account, it subordinates in favor of the Collateral Agents, any security interest, lien or right of setoff the Approved Securities Intermediary may have. The Approved Securities Intermediary acknowledges that it has not received notice of any other security interest in the Account or the Assets. In the event any such notice is received, the Approved Securities Intermediary shall promptly notify each Collateral Agent. The Pledgor herein represents that the Assets are free and clear of any lien or encumbrance and agrees that, with the exception of the security interests granted to the Collateral Agents, no lien or encumbrance shall be placed by it on the Assets

                                      A2-4
without the express written consent of each Collateral Agent, and the Approved Securities Intermediary.

          This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and it and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, and the law of the Approved Securities Intermediary's jurisdiction for the purposes of Section 8-110 of the Uniform Commercial Code in effect in the State of New York (the "UCC") shall be, the law of the State of New York.

          The Approved Securities Intermediary shall treat all property at any time held by the Approved Securities Intermediary in the Account as Financial Assets within the meaning of the UCC. The Approved Securities Intermediary acknowledges that this Agreement constitutes written notification to the Approved Securities Intermediary, pursuant to the UCC and any applicable federal regulations for the Federal Reserve Book Entry System, of the Collateral Agents' security interests in the Assets. The Pledgor, the Collateral Agents and Approved Securities Intermediary are entering into this Agreement to provide for each Collateral Agent's control of the Assets and to confirm the first priority security interest of the Administrative Agent in the Assets and the second priority security interest of the Tranche C Agent in the Assets.

          If any term or provision of this Agreement is determined to be invalid or unenforceable, the remainder of this Agreement shall be construed in all respects as if the invalid or unenforceable term or provision were omitted. This Agreement may not be altered or amended in any manner without the express written consent of the Pledgor, the Collateral Agent, and the Approved Securities Intermediary. This Agreement may be executed in any number of counterparts, all of which shall constitute one original agreement.

          The Pledgor hereby agrees to indemnify and hold you, your directors, officers, agents and employees harmless against all claims, causes of action, liabilities, lawsuits, demands and damages, including, without limitation, all court costs and reasonable attorney fees, in each case in any way related to or arising out of or in connection with this letter agreement or any action taken or not taken pursuant hereto, except to the extent caused by your gross negligence or willful misconduct.

          This Agreement may be terminated by the Approved Securities Intermediary upon 30 day's prior written notice to the Pledgor and the Collateral Agents. Upon expiration of such 30-day period, the Approved Securities Intermediary shall be under no further obligation except to hold the Assets in accordance with the terms of this Agreement, pending receipt of written instructions from the Pledgor and the Collateral Agents, jointly, regarding the further disposition of the pledged Assets.

          The Pledgor acknowledges that this Agreement supplements any existing agreement of the Pledgor with the Approved Securities Intermediary and, except as expressly provided herein, is in no way intended to abridge any right that the Approved Securities Intermediary might otherwise have.

                                      A2-5

          IN WITNESS WHEREOF, the Pledgor, the Administrative Agent and the Tranche C Agent have caused this Agreement to be executed by their duly authorized officers all as of the date first above written.

                                   [NAME OF PLEDGOR]


                                   By:
                                      -----------------------------------
                                      Name:
                                      Title:


                                   CITICORP NORTH AMERICA, INC.,
                                   AS ADMINISTRATIVE AGENT and
                                   AS TRANCHE C AGENT

                                   By:
                                      -----------------------------------
                                      Name:
                                      Title:


ACCEPTED AND AGREED
as of the date first above written:

[APPROVED FINANCIAL INTERMEDIARY]


By:
    -----------------------------
    Name:
    Title:


            [SIGNATURE PAGE TO SECURITIES ACCOUNT CONTROL AGREEMENT]

                                   SCHEDULE A
                                       TO

                      SECURITIES ACCOUNT CONTROL AGREEMENT

                PLEDGED COLLATERAL ACCOUNT NUMBER: _____________

                                      A2-7

                                    EXHIBIT A
                                       TO
                      SECURITIES ACCOUNT CONTROL AGREEMENT

                            FORM OF NOTICE OF CONTROL


[Securities Intermediary]
[Address]


     Re:  Account No. ____________________ (the "ACCOUNT")


Ladies and Gentlemen:

          Reference is made to the Account and that certain Securities Account Control Agreement dated __________ __, 20__ among you, Citicorp North America, Inc., as Administrative Agent [(the "ADMINISTRATIVE AGENT")] and as Tranche C Agent [(the "TRANCHE C AGENT")], and _____________ (the "PLEDGOR") (such agreement, the "SECURITIES ACCOUNT CONTROL AGREEMENT"). Capitalized terms used herein shall have the meanings given to them in the Securities Account Control Agreement.

          The [Administrative Agent] [Tranche C Agent] hereby notifies you that, from and after the date of this notice, the Pledgor's rights to give Entitlement Orders with respect to the Account and the other rights afforded to the Pledgor under paragraph 4 of the Securities Account Control Agreement are terminated. From and after the delivery of this notice to you, you shall honor only the Entitlement Orders in regard to or in connection with the Account and/or the financial assets contained therein given by an Authorized Officer of the Collateral Agent that is an officer of the [Administrative Agent] [Tranche C Agent].

                                   Very truly yours,


                                   CITICORP NORTH AMERICA, INC.,
                                   [AS ADMINISTRATIVE AGENT]
                                   [AS TRANCHE C AGENT]


                                   By:
                                      -----------------------------------
                                      Name:
                                      Title:

                                      A2-8

                                     ANNEX 3
                                       TO
                          PLEDGE AND SECURITY AGREEMENT

                            FORM OF PLEDGE AMENDMENT

          This PLEDGE AMENDMENT, dated as of __________ __, 20__, is delivered pursuant to SECTION 4.4(a) (PLEDGED COLLATERAL) of the Pledge and Security Agreement, dated as of April 6, 2004, by PRESTIGE BRANDS, INC. (the "BORROWER"), the undersigned Grantor and the other subsidiaries and affiliates of the Borrower from time to time party thereto as Grantors in favor of Citicorp North America, Inc., as agent for the First-Priority Secured Parties referred to therein, and as collateral agent for the Tranche C Secured Parties referred to therein (the "PLEDGE AND SECURITY AGREEMENT") and the undersigned hereby agrees that this Pledge Amendment may be attached to the Pledge and Security Agreement and that the Pledged Collateral listed on this Pledge Amendment shall be and become part of the Collateral referred to in the Pledge and Security Agreement and shall secure all Secured Obligations of the undersigned. Capitalized terms used herein but not defined herein are used herein with the meaning given them in the Pledge and Security Agreement.

                                   [GRANTOR]

                                   By:
                                        -----------------------------------
                                        Name:
                                        Title:

                                  PLEDGED STOCK

                                                              NUMBER OF
                                                              SHARES,
                                                              UNITS OR
     ISSUER     CLASS     CERTIFICATE NO(S).   PAR VALUE      INTERESTS
     --------   --------  ------------------   ------------   -------------


                            PLEDGED DEBT INSTRUMENTS

                                                                             PRINCIPAL
     ISSUER     DESCRIPTION OF DEBT    CERTIFICATE NO(S).   FINAL MATURITY   AMOUNT
     --------   ---------------------  ------------------   --------------   -------------

                                      A3-1

ACKNOWLEDGED AND AGREED
as of the date first above written:
CITICORP NORTH AMERICA, INC.,
AS ADMINISTRATIVE AGENT and
AS TRANCHE C AGENT

By:
    ------------------------------
    Name:
    Title:

                                      A3-2

                                     ANNEX 4
                                       TO
                          PLEDGE AND SECURITY AGREEMENT

                            FORM OF JOINDER AGREEMENT

          This JOINDER AGREEMENT, dated as of _________ __, 20__, is delivered pursuant to SECTION 7.11 (ADDITIONAL GRANTORS) of the Pledge and Security Agreement, dated as of April 6, 2004, by PRESTIGE BRANDS, INC. (the "BORROWER") and the subsidiaries and affiliates of the Borrower listed on the signature pages thereof in favor of the Citicorp North America, Inc., as agent for the First-Priority Secured Parties (the "ADMINISTRATIVE AGENT") and as collateral agent for the Tranche C Secured Parties (the "TRANCHE C AGENT") referred to therein (the "PLEDGE AND SECURITY AGREEMENT"). Capitalized terms used herein but not defined herein are used with the meanings given them in the Pledge and Security Agreement.

          By executing and delivering this Joinder Agreement, the undersigned, as provided in SECTION 7.11 (ADDITIONAL GRANTORS) of the Pledge and Security Agreement, hereby becomes a party to the Pledge and Security Agreement as a Grantor thereunder with the same force and effect as if originally named as a Grantor therein and, without limiting the generality of the foregoing, hereby grants to the Administrative Agent, as collateral security for the full, prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the First-Priority Secured Obligations of the undersigned, hereby collaterally assigns, mortgages, pledges and hypothecates to the Administrative Agent and grants to the Administrative Agent a Lien on and security interest in, all of its right, title and interest in, to and under the Collateral of the undersigned and expressly assumes all obligations and liabilities of a Grantor thereunder. The undersigned also hereby grants to the Tranche C Agent, as collateral security for the full, prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Tranche C Secured Obligations of the undersigned, hereby collaterally assigns, mortgages, pledges and hypothecates to the Tranche C Agent and grants to the Tranche C Agent a Lien on and security interest in, all of its right, title and interest in, to and under the Collateral of the undersigned and expressly assumes all obligations and liabilities of a Grantor thereunder.

          The information set forth in ANNEX 1-A is hereby added to the information set forth in SCHEDULES 1 through 7 to the Pledge and Security Agreement. [By acknowledging and agreeing to this Joinder Agreement, the undersigned hereby agree that this Joinder Agreement may be attached to the Pledge and Security Agreement and that the Pledged Collateral listed on ANNEX 1-A to this Pledge Amendment shall be and become part of the Collateral referred to in the Pledge and Security Agreement and shall secure all Secured Obligations of the undersigned.](1)

          The undersigned hereby represents and warrants that each of the representations and warranties contained in ARTICLE III (REPRESENTATIONS AND WARRANTIES) of the Pledge and Security Agreement applicable to it is true and correct on and as the date hereof as if made on and as of such date.

----------
(1)  Insert to pledge Stock of the new Subsidiary without doing a Pledge
     Amendment.

                                      A4-1

          IN WITNESS WHEREOF, the undersigned has caused this Joinder Agreement to be duly executed and delivered as of the date first above written.

                                        [ADDITIONAL GRANTOR]


                                        By:
                                            -----------------------------------
                                            Name:
                                            Title:

                                      A4-2

ACKNOWLEDGED AND AGREED
AS OF THE DATE FIRST ABOVE WRITTEN:

[EACH GRANTOR PLEDGING
ADDITIONAL COLLATERAL]


BY:
    -----------------------------
    NAME:
    TITLE:

CITICORP NORTH AMERICA, INC.,
AS ADMINISTRATIVE AGENT AND
AS TRANCHE C AGENT

BY:
    -----------------------------
    NAME:
    TITLE:

                                      A4-3

                                     ANNEX 5
                                       TO
                          PLEDGE AND SECURITY AGREEMENT

          FORM OF SHORT FORM INTELLECTUAL PROPERTY SECURITY AGREEMENT(2)

          [COPYRIGHT] [PATENT] [TRADEMARK] SECURITY AGREEMENT, dated as of _________ __, 20__, by each of the entities listed on the signature pages hereof [or that becomes a party hereto pursuant to SECTION 7.11 (ADDITIONAL GRANTORS) of the Security Agreement referred to below] (each a "GRANTOR" and, collectively, the "GRANTORS"), in favor of Citicorp North America, Inc. ("CNAI"), [as agent for the First-Priority Secured Parties (the "ADMINISTRATIVE AGENT")] [as collateral agent for the Tranche C Secured Parties (the "TRANCHE C AGENT")] (as defined in the Credit Agreement referred to below).

                              W I T N E S S E T H:

          WHEREAS, pursuant to the Credit Agreement, dated as of April 6, 2004 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), among Prestige Brands, Inc. (the "BORROWER"), Prestige Brands International, LLC, a Delaware limited liability company, the Lenders and Issuers party thereto and CNAI, [as agent for the First-Priority Secured Parties (the "ADMINISTRATIVE AGENT")] [as collateral agent for the Tranche C Secured Parties (the "TRANCHE C AGENT")], Bank of America, N.A., as syndication agent for the Lenders and the Issuers and Merrill Lynch Capital, a division of Merrill Lynch Business Financial Services Inc., as documentation agent for the Lenders and the Issuers, the Lenders and the Issuers have severally agreed to make extensions of credit to the Borrower upon the terms and subject to the conditions set forth therein;

          WHEREAS, the Grantors other than the Borrower are party to the Guaranty pursuant to which they have guaranteed the Obligations; and

          WHEREAS, all the Grantors are party to a Pledge and Security Agreement of even date herewith in favor of the Collateral Agents (the "SECURITY AGREEMENT") pursuant to which the Grantors are required to execute and deliver this [Copyright] [Patent] [Trademark] Security Agreement;

          NOW, THEREFORE, in consideration of the premises and to induce the Lenders, the Issuers and the Collateral Agents to enter into the Credit Agreement and to induce the Lenders and the Issuers to make their respective extensions of credit to the Borrower thereunder, each Grantor hereby agrees with the [Administrative Agent] [Tranche C Agent] as follows:

          SECTION 1.     DEFINED TERMS

          Unless otherwise defined herein, terms defined in the Credit Agreement or in the Security Agreement and used herein have the meaning given to them in the Credit Agreement or the Security Agreement.

          SECTION 2. GRANT OF SECURITY INTEREST IN [COPYRIGHT] [TRADEMARK] [PATENT] COLLATERAL

          [Each Grantor, as collateral security for the full, prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the

----------
(2) Separate short form agreements should be filed relating to each Grantor's respective copyrights, patents and trademarks.

                                      A5-1

Secured Obligations of such Grantor, hereby mortgages, pledges and hypothecates to the Administrative Agent for the benefit of the First-Priority Secured Parties, and grants to the Administrative Agent for the benefit of the First-Priority Secured Parties a lien on and security interest in, all of its right, title and interest in, to and under the following Collateral of such Grantor] [Each Grantor, as collateral security for the full, prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Tranche C Secured Obligations of such Grantor, hereby mortgages, pledges and hypothecates to the Tranche C Agent for the benefit of the Tranche C Secured Parties, and grants to the Tranche C Agent for the benefit of the Tranche C Secured Parties a lien on and security interest in, all of its right, title and interest in, to and under the following Collateral of such Grantor] (the "[COPYRIGHT] [PATENT] [TRADEMARK] COLLATERAL"):

          [(a)   all of its Copyrights, including, without limitation, those referred to on SCHEDULE I hereto;

          (b)    all reissues, continuations or extensions of the foregoing; and

          (c) all Proceeds of the foregoing, including, without limitation, any claim by Grantor against third parties for past, present, future infringement or dilution of any Copyright.]

                                       or

          [(a)   all of its Patents, including, without limitation, those
referred to on SCHEDULE I hereto;

          (b)    all reissues, continuations or extensions of the foregoing; and

          (c) all Proceeds of the foregoing, including, without limitation, any claim by Grantor against third parties for past, present or future infringement or dilution of any Patent.]

                                       or

          [(a)   all of its Trademarks, including, without limitation, those referred to on SCHEDULE I hereto;

          (b)    all reissues, continuations or extensions of the foregoing;

          (c) all goodwill of the business connected with the use of, and symbolized by, each Trademark; and

          (d) all Proceeds of the foregoing, including, without limitation, any claim by Grantor against third parties for past, present, future (i) infringement or dilution of any Trademark or (ii) injury to the goodwill associated with any Trademark;]

          SECTION 3.     SECURITY AGREEMENT

          The security interest granted pursuant to this [Copyright] [Patent] [Trademark] Security Agreement is granted in conjunction with the security interest granted to the [Administrative Agent] [Tranche C Agent] pursuant to the Security Agreement and each Grantor hereby acknowledges and affirms that the rights and remedies of the [Administrative Agent] [Tranche C Agent] with respect to the security interests in the [Copyright] [Patent] [Trademark]

                                      A5-2

Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

                            [SIGNATURE PAGES FOLLOW]

                                      A5-3

          IN WITNESS WHEREOF, each Grantor has caused this [Copyright] [Patent] [Trademark] Security Agreement to be executed and delivered by its duly authorized offer as of the date first set forth above.

                                        Very truly yours,


                                        [GRANTOR],
                                        AS GRANTOR

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


ACCEPTED AND AGREED
as of the date first above written:

CITICORP NORTH AMERICA, INC.,
[AS ADMINISTRATIVE AGENT]
[AS TRANCHE C AGENT]


By:
   ------------------------------
   Name:
   Title:


     [SIGNATURE PAGE TO [COPYRIGHT] [PATENT] [TRADEMARK] SECURITY AGREEMENT]

                            ACKNOWLEDGMENT OF GRANTOR


STATE OF____________________)
                            ) ss.
COUNTY OF___________________)


          On this ___ day of ________ __, 20__ before me personally appeared ______________________, proved to me on the basis of satisfactory evidence to be the person who executed the foregoing instrument on behalf of ________________, who being by me duly sworn did depose and say that he is an authorized officer of said corporation, that the said instrument was signed on behalf of said corporation as authorized by its Board of Directors and that he acknowledged said instrument to be the free act and deed of said corporation.


                             -----------------------
                                  Notary Public


    [ACKNOWLEDGEMENT OF GRANTOR FOR [COPYRIGHT] [PATENT] [TRADEMARK] SECURITY
                        AGREEMENT FOR THE BENEFIT OF THE
                    [ADMINISTRATIVE AGENT] [TRANCHE C AGENT]]

                                      A5-5

                                   SCHEDULE I
                                       TO
               [COPYRIGHT] [PATENT] [TRADEMARK] SECURITY AGREEMENT

                 [COPYRIGHT] [PATENT] [TRADEMARK] REGISTRATIONS

[A.  REGISTERED COPYRIGHTS

     [Include Copyright Registration Number and Date]

B.   COPYRIGHT APPLICATIONS]

[C.   REGISTERED PATENTS

D.   PATENT APPLICATIONS]

[E.  REGISTERED TRADEMARKS

F.   TRADEMARK APPLICATIONS]


                [Include complete legal description of agreement
                     (name of agreement, parties and date)]

                                        i